SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HIBBETT SPORTING GOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[HIBBETT LOGO]

Dear Stockholder:

You are invited to attend the annual meeting of the stockholders of Hibbett Sporting Goods, Inc., which will be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Tuesday, May 31, 2005, at 10:00 A.M., local time for the following purposes:

•	to elect two (2) Class III directors for a three-year term expiring in 2008;

•	to approve the 2005 Employee Stock Purchase Plan;

•	to approve the 2005 Director Deferred Compensation Plan;

•	to approve the 2005 Equity Incentive Plan; and

•	to transact such other business as may come before the meeting.

Information concerning these and certain other matters concerning the company are contained in the accompanying Notice of Annual Meeting and Proxy Statement.

It is important that your shares be voted at the annual meeting. Therefore, I urge you to read the accompanying Notice of Annual Meeting and Proxy Statement and sign and return your proxy on the enclosed form. Even if you plan to attend the meeting, please return your signed proxy as soon as possible.

Sincerely,

/s/ Michael J. Newsome
Michael J. Newsome
President, Chief Executive Officer and
Chairman of the Board

April 29, 2005

Birmingham, Alabama

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 31, 2005

To the Stockholders of

HIBBETT SPORTING GOODS, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Hibbett Sporting Goods, Inc. will be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Tuesday, May 31, 2005, at 10:00 A.M., local time for the following purposes:

•	to elect two (2) Class III directors for a three-year term expiring in 2008;

•	to approve the 2005 Employee Stock Purchase Plan;

•	to approve the 2005 Director Deferred Compensation Plan;

•	to approve the 2005 Equity Incentive Plan; and

•	to transact such other business as may come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on April 4, 2005 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the meeting.

Each stockholder is requested to date, sign and return the accompanying proxy in the enclosed return envelope. No postage is needed if mailed in the United States.

By order of the Board of Directors

/s/ Maxine B. Martin
Maxine B. Martin
Secretary

April 29, 2005

Birmingham, Alabama

HIBBETT SPORTING GOODS, INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Hibbett’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting of Stockholders. This proxy statement summarizes the information you need to know to vote at the meeting.

We began mailing these proxy materials on or about April 29, 2005 to all stockholders entitled to vote. The Hibbett 2005 Annual Report, which includes our financial statements, is being sent with this proxy statement.

Date, Time and Place of the Meeting

As shown in the Notice of Annual Meeting, the 2005 Annual Meeting of Stockholders of Hibbett Sporting Goods, Inc. will be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Tuesday, May 31, 2005, at 10:00 A.M., local time.

Our principal executive offices are located at 451 Industrial Lane, Birmingham, Alabama 35211. Our telephone number is (205) 942-4292.

Voting Your Proxy

Whether or not you plan to attend the Annual Meeting, we urge you to vote. If you vote by proxy, that is, by signing, dating and returning the enclosed proxy card, the individuals named on the card (your “proxies”) will vote your shares in the manner you indicate. If you do not indicate instructions to your proxies, then your shares will be voted as follows:

•	FOR re-electing two members of the Board as Class III directors; and
•	FOR approving the 2005 Employee Stock Purchase Plan, the 2005 Director Deferred Compensation Plan, and the 2005 Equity Incentive Plan.

If any other matter is presented, then your proxy will vote in accordance with your proxies’ best judgment. At this time, the Board of Directors is unaware of any other business to be brought before the meeting. If you send more than one proxy card, then your shares will be voted in accordance with the proxy card bearing the latest date. Michael J. Newsome and Gary A. Smith are named as proxies in the enclosed proxy form and have been designated as the directors’ proxies by the board.

You may revoke your proxy by sending in a signed proxy card with a later date, providing a written notice of revocation to the Corporate Secretary of Hibbett Sporting Goods, Inc. prior to the annual meeting or attending the Annual Meeting to cast your vote in person.

Shares Entitled to Vote

Each stockholder of record at the close of business on the record date, April 4, 2005, is entitled to cast one vote on each proposal presented at the Annual Meeting for each share of our common stock held. As of the record date, there were 22,646,951 shares of our common stock outstanding. There is no cumulative voting of our common stock. Votes will be tabulated by our transfer agent, SunTrust Bank.

DIRECTORS AND EXECUTIVE OFFICERS

The directors, nominees for directors and executive officers of the company and their ages as of the date of this Proxy Statement are as follows:

Name	Age	Position
Nominees for election to serve until the annual meeting in 2008 (Class III)
Clyde B. Anderson	44	Director
Ralph T. Parks	59	Director

Director elected to serve until the annual meeting in 2005 (Class III)
H. Ray Compton	62	Director

Directors elected to serve until the annual meeting in 2006 (Class I)
Alton E. Yother	52	Director

Directors elected to serve until the annual meeting in 2007 (Class II)
Carl Kirkland	64	Director
Michael J. Newsome	66	President, Chief Executive Officer and Chairman of the Board
Thomas A. Saunders, III	68	Director

Executive Officers who are not also Directors or nominees for Director
Gary A. Smith	58	Vice President and Chief Financial Officer
Cathy E. Pryor	42	Vice President of Store Operations
Jeffry O. Rosenthal	47	Vice President of Merchandising

Clyde B. Anderson has been a Director of the company since 1987. Mr. Anderson has served as the Chairman of the Board of Books-A-Million, Inc., a book retailer, since January 2000 and has been a director of Books-A-Million, Inc. since November 1987. He was named Executive Chairman of the Board of Books-A-Million, Inc. on February 1, 2004. Mr. Anderson served as Chief Executive Officer of Books-A-Million, Inc. from July 1992 to February 2004.

Ralph T. Parks has been a Director of the company since June 2002. Mr. Parks worked at FOOTACTION USA from 1987 to 1999, where he retired as President and Chief Executive Officer. Parks served two terms as Chairman of the National Sporting Goods Association Board of Directors and was inducted into the Sporting Goods Industry Hall of Fame in May 2000. Mr. Parks also serves on the Board of Directors of Kirkland’s, Inc. and is a member of its audit committee.

H. Ray Compton has been a Director of the company since January 1997. Mr. Compton is a Director and co-founder of Dollar Tree Stores, Inc. From 1986 to 1998, Mr. Compton also served as the Chief Financial Officer of Dollar Tree Stores, Inc. Because he has informed the Company that he is declining to stand for re-election so that he may pursue other interests, Mr. Compton’s term on the Company’s board will expire at our annual meeting on May 31, 2005.

Alton E. Yother has been a Director of the company since August 2004. Mr. Yother has worked as Executive Vice President and Controller of AmSouth Bancorporation since November 2004. Prior to his current position, he worked for over 24 years for SouthTrust Corporation or SouthTrust Bank. His most recent duties at SouthTrust were as Executive Vice President, Treasurer and Controller of SouthTrust Corporation from 1998 to 2004.

Carl Kirkland has been a Director of the company since January 1997. Mr. Kirkland is a co-founder of Kirkland’s, Inc., a leading specialty retailer of decorative home accessories and gift items, and served as Chairman of the Board of Kirkland’s, Inc. from 1996 to 2004. He now serves as a director and Chairman Emeritus of Kirkland’s, Inc. Mr. Kirkland served as Chief Executive Officer from 1966 to March 2001 and President from 1966 to November 1997. Mr. Kirkland also serves on the Board of Directors of the Bank of Jackson in Jackson, Tennessee.

Michael J. Newsome has been the President of the company since 1981, was named Chief Executive Officer of the Company in September 1999 and Chairman of Board in March 2004. Since joining the Company as an outside salesman over 35 years ago, Mr. Newsome has held numerous positions with the company, including retail clerk, outside salesman to schools, store manager, district manager, division manager and President. Prior to joining the company, Mr. Newsome worked in the sporting goods retail business for six years.

Thomas A. Saunders, III, has been a Director of the company since 1995. Mr. Saunders, age 68, is a retired member of Saunders Karp & Megrue Partners, LLC which controls SK Equity Fund, L. P., once a major investor in Hibbett. Before founding Saunders Karp & Megrue in 1990, he served as a managing director of Morgan Stanley & Co. from 1974 to 1989. Mr. Saunders served recently as a member of the Board of Visitors of the University of Virginia and is a trustee of the University of Virginia Investment Management Company. He is a former Chairman of the University Of Virginia Darden Graduate School of Business Foundation.

Gary A. Smith has been the Vice President and Chief Financial Officer of the company since April 2001. Prior to joining the company, Mr. Smith was the Chief Financial and Accounting Officer for Moore-Handley, Inc. from 2000 to 2001. Mr. Smith was the Director of Finance for City Wholesale, Inc. from 1997 to 2000 and a Senior Vice President of Parisian Inc. from 1979 to 1997.

Cathy E. Pryor has been with the company since 1988 and has been the Vice President of Store Operations of the company since 1995. Prior to 1995, Ms. Pryor held positions as a district manager and Director of Store Operations of the company.

Jeffry O. Rosenthal has been the Vice President of Merchandising of the company since August 1998. Prior to joining the company, Mr. Rosenthal was Vice President and Divisional Merchandise Manager for Apparel with Champs Sports, a division of Foot Locker, Inc. from 1981 to 1998.

THE BOARD OF DIRECTORS

Composition of the Board

Our Board of Directors has a maximum of nine and a minimum of six members. Within this range, the number is set by the Board of Directors. The board currently consists of seven directors who are divided into three staggered classes. The Class I director (Mr. Yother) will serve until the annual stockholder meeting in 2006. The terms of the Class II directors (Messrs. Kirkland, Newsome and Saunders) will serve until the annual stockholder meeting in 2007. The Class III directors

(Messrs. Anderson, Compton and Parks) expire at the close of the Annual Meeting this year. Of the Class III directors, Mr. Anderson and Mr. Parks have been nominated for re-election at the Annual Meeting, and if elected, they will serve until the annual meeting of stockholders in 2007. Because of Mr. Compton’s retirement, the board is expected to have six members following the annual meeting on May 31, 2005.

Director Compensation

Under the Bylaws, each non-employee director is entitled to an annual fee of $18,000 plus $1,000 for each board meeting and each meeting of any committee of the board, with the exception of the director serving as the Chairman of the committee, who receives $1,500 per meeting. At their regularly scheduled meeting on November 18, 2004, the board voted to increase its annual fee to $25,000.

In addition, directors who are not employees of the company or their affiliates (“Eligible Directors”) have received awards of nonqualified stock options under the Stock Plan for Outside Directors. Under the adopted amendment to the current Director Plan, Mr. Saunders, as an employee and affiliate of Saunders Karp & Megrue, L.P. became an Eligible Director on May 13, 2003.

As originally adopted, the plan provided that each eligible director is granted an option to purchase 5,000 shares of common stock upon his/her initial election to the board and, on the last day of each fiscal year, an additional option for 2,500 shares of common stock. The annual grant is pro-rated for directors who have served less than a full fiscal year by the date of grant. Beginning for the fiscal year ended February 1, 2003, an Eligible Director, upon appointment is granted an option to purchase 7,500 shares and the annual grant amount was raised to 3,750 shares.

The board has the option to change these amounts, but any adjustments would be subject to 10,000-share limit upon initial election and 5,000-share limit on annual grants previously approved by the Company’s stockholders.

Meetings of the Board of Directors and Committees

The Board of Directors has scheduled seven regular meetings in the current fiscal year and will hold special meetings when company business requires. During the fiscal year ended January 29, 2005, the Company’s Board of Directors held seven meetings. Meetings may be held at a specified location or by teleconference. Each director was present for at least 75% of the regularly scheduled meetings of the board and the meetings held by all committees of the board on which he served during the fiscal year.

Committees of the Board of Directors

The board has established a Nominating Committee, an Audit Committee and a Compensation Committee. The memberships and functions of these committees are set forth below. The board has no standing Executive Committee.

Nominating Committee. The Nominating Committee is authorized to exercise oversight with respect to the nomination of candidates for the board in such fashion as determined from time to time by the board. The members of the Nominating Committee are Mr. Anderson, Chairman of the Committee, and Messrs. Kirkland and Saunders. The Nominating Committee met once in fiscal year ended January 29, 2005. The Board of Directors has adopted a written charter for the Nominating Committee.

Audit Committee. The duties of the Audit Committee are to assist the board in fulfilling its oversight responsibilities relating to the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements, our selection and determination of independent registered public accounting firm’s qualifications and independence and the performance of our independent registered public accounting firm.

The Audit Committee appoints, compensates, retains and oversees the work of the independent registered public accounting firm employed by us to conduct the annual audit examination of our consolidated financial statements. The members meet with the independent registered public accounting firm and financial management to review the scope of the proposed audit for the year, the audit procedures to be utilized, audit fees and at the conclusion of the audit, the audit reports. In addition, the Audit Committee reviews the consolidated financial statements, related footnotes, management’s report on internal control over financial reporting and the independent registered publicaccounting firm’s reports thereon, and makes related recommendations to the board as the committee deems appropriate.

The members of the Audit Committee are Mr. Compton, Chairman of the Committee, and Messrs. Parks, Saunders and Yother. Mr. Compton will step down as Chairman in May 2005 at which time he will be replaced by Mr. Yother. The Audit Committee met seven times during the fiscal year ended January 29, 2005. The Board of Directors has adopted a written charter for the Audit Committee which it periodically reviews. The current version of the charter is available on our website at www.hibbett.com under “Investor Relations.”

Our board has reviewed the composition of the Audit Committee and determined that the independence of and the financial literacy of its members meet the listing standards of the NASDAQ Stock Market and regulations of the Securities and Exchange Commission. In addition, our board has determined that Mr. Compton, who chairs the Audit Committee, and Mr. Yother who will replace Mr. Compton as chairman in May 2005, by virtue of their career experiences serving in financial capacities of publicly traded companies as well as other experiences, qualify as “audit committee financial experts” within the meaning of applicable regulations of the SEC promulgated pursuant to the Sarbanes-Oxley Act of 2002. In addition, the board has determined that Mr. Saunders, who also sits on our Audit Committee, qualifies as an “audit committee financial expert” because of his experience managing investments in private and public companies.

Compensation Committee. The duties of the Compensation Committee are to make recommendations and reports to the board with respect to the salaries, bonuses and other compensation to be paid to the Company’s officers and to administer all plans relating to the compensation of such officers. The members of the Compensation Committee are Mr. Kirkland, Chairman of the Committee, and Messrs. Parks and Yother. The Compensation Committee met once during the fiscal year ended January 29, 2005. The Board of Directors has adopted a written charter for the Compensation Committee which is available on our website at www.hibbett.com under “Investor Relations.”

How Nominees to Our Board are Selected

The Nominating Committee of our Board of Directors is responsible for identifying, evaluating and recommending to the board all persons to be nominated to serve as a director of the company. Our board is responsible for nominating the slate of directors for the annual meeting, upon the committee's recommendation.

This year, all director nominees are current directors who are standing for re-election. Mr. Yother, whose term ends in 2006, was recommended by the Nominating Committee and elected by the board to fill a vacancy caused by the resignation of F. Barron Fletcher, III, who resigned from the board to pursue other interests.

The Nominating Committee identifies, recruits and recommends to the board only those candidates that the committee believes are qualified to become board members consistent with the criteria for selection of new directors adopted from time to time by the board. We endeavor to have a board representing diverse experience in areas that are relevant to our business. The committee recommends candidates, including those submitted by shareholders, only if the committee believes the candidate's knowledge, experience and expertise would strengthen the board and that the candidate is committed to representing the long-term interests of all stockholders. The Board of Directors has adopted a written charter for the Nominating Committee which is available on our website at www.hibbett.com under “Investor Relations.”

The committee assesses a candidate's independence, background and experience, as well as the current board skill needs and diversity. With respect to incumbent directors selected for re-election, the committee also assesses each director's contributions, attendance record at board and applicable committee meetings and the suitability of continued service. In addition, individual directors and any person nominated to serve as a director should possess all of the following personal characteristics and be in a position to devote an adequate amount of time to the effective performance of director duties: integrity and accountability, informed judgment, financial literacy, cooperative approach, record of achievement and ability to consult and advise.

The committee will give due consideration to candidates recommended by stockholders. Stockholders may submit such recommendations using the methods described under “ Communicating with our Board Members” on page 9. The committee applies the same criteria to the evaluation of those candidates as the committee applies to other director candidates.

Director Independence

We are committed to principles of good corporate governance and the independence of a majority of our Board of Directors from the management of our company. All members of our Audit Committee, our Compensation Committee and our Nominating Committee have been determined by our board to be independent directors within the applicable listing standards of the NASDAQ Stock Market. Our board has reviewed the various relationships between members of our board and the company and has affirmatively determined that none of our directors or nominees have material relationships with the company, other than Mr. Newsome who is a member of management. See “ Certain Relationships and Related Transactions” on page 16 for a discussion of relationships between the company and certain directors.

If the slate of directors proposed to be elected at the 2005 Annual Meeting is elected, all committees of our board will continue to be comprised solely of independent directors. The basis for such determination by our board is either that the independent director has no business relationship other than his or her service on our board, or that while an independent director may have some involvement with a company or firm with which our company does business, our board has determined that such involvement is not material and does not violate any of part of the definition of “independent director” under NASDAQ listing standards. Mr. Newsome does not sit on any of our committees as an official member.

During meetings of our Board of Directors, the board periodically exercises its right to hold an executive session of non-management members only.

Code of Ethics

Our board has adopted a code of ethics for all our employees, officers and directors, including our Chief Executive Officer and senior financial officers. A copy of this code may be viewed at our corporate website, www.hibbett.com, under the heading “Investor Information” . In addition, a printed copy of our code of ethics will be provided to any shareholder upon request submitted to Investor Relations at the company’s address listed elsewhere in this proxy statement.

Charters of Our Board Committees

The charters of our board committees are available on our corporate website, www.hibbett.com, under the heading “Investor Information.” In addition, printed copies of any of our board committee charters will be provided to any shareholder upon request submitted to Investor Relations at the company’s address listed elsewhere in this proxy statement.

Communicating with Our Board Members

Our stockholders may communicate directly with our Board of Directors. You may contact any member (or all members) of our board, any board committee or any chair of any such committee by mail. Any stockholder desiring to communicate to our directors may do so by sending a letter addressed to the person, persons or committee the stockholder wishes to contact, in care of Investor Relations, Hibbett Sporting Goods, Inc., 451 Industrial Lane, Birmingham, Alabama 35211. The letter should state that the sender is a current stockholder. We intend to disclose any future changes to this shareholder communication process on the Investor Information portion of our website located at www.hibbett.com.

All mail received as set forth in the preceding paragraph will be examined by management and/or our general counsel for the purpose of determining whether the contents actually represent messages from stockholders to our directors. We will also examine the mailing from the standpoint of security. Any contents from a stockholder that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee.

It is our board’s policy that each of our directors should attend the Annual Meeting. Five of seven of our directors were in attendance at the 2004 annual meeting of our shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information concerning the beneficial ownership of the Company’s common stock as of April 4, 2005 by each person (or group within the meaning of Section 13(d)(3) of the Exchange Act) known by the Company to own beneficially more than five percent of the Company’s common stock:

Name and Address of 5% Beneficial Owners	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)

Wellington Management Company, LLP (2) 75 State Street Boston, Massachusetts 02109	1,462,077	6.2%

T. Rowe Price Associates, Inc. (3) 100 East Pratt Street Baltimore, Maryland 21202	1,358,537	5.7%

Wasatch Advisors, Inc. (4) 150 Social Hall Avenue Salt Lake City, Utah 84111	1,240,547	5.3%

(1)

As used in this table “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have “beneficial ownership” of any security that such person has a right to acquire within 60 days. Any such security is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

(2)

Includes shares, over which Wellington Management Company, LLP, registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the SEC on February 14, 2005.

(3)

Includes shares, over which T. Rowe Price Associates, Inc., registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the SEC on February 14, 2005.

(4)

Includes shares, over which Wasatch Advisors, Inc., registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the SEC on February 14, 2005.

Security Ownership of Management

The following table sets forth certain information concerning the beneficial ownership of the Company’s common stock as of April 4, 2005, by (i) each director, (ii) the President, (iii) our executive officers, other than the President (the “Named Executive Officers”) and (iv) all directors and executive officers as a group:

Name of Director/Officer (12)	Amount and Nature Of Beneficial Ownership (1)	Percent of Class (1)

Clyde B. Anderson (2)	25,583	*

H. Ray Compton (3)	43,127	*

Carl Kirkland (4)	34,689	*

Michael J. Newsome (5)	171,244	*

Ralph T. Parks (6)	17,813	*

Cathy E. Pryor (7)	39,375	*

Jeffry O. Rosenthal (8)	85,500	*

Thomas A. Saunders, III (9)	52,973	*

Gary A. Smith (10)	38,347	*

Alton E. Yother (11)	9,185	*

All Directors and Executive Officers As a Group (10 Persons)	517,836	2.3%

________________________________

*Less than one percent

(1)

As used in this table “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have “beneficial ownership” of any security that such person has a right to acquire within 60 days. Any such security is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

(2)	Includes 17,813 shares subject to options and 2,910 shares owned by various trusts in respect of which Mr. Anderson is the trustee.

(3)	Includes 43,127 shares subject to options.

(4)	Includes 34,689 shares subject to options.

(5)	Includes 70,875 shares subject to options.

(6)	Includes 17,813 shares subject to options.

(7)	Includes 39,375 shares subject to options.

(8)	Includes 85,500 shares subject to options.

(9)	Includes 7,973 shares subject to options.

(10)	Includes 38,250 shares subject to options.

(11)	Includes 9,185 shares subject to options.

(12)

Unless otherwise set forth herein, the following are the mailing addresses for the named directors and officers:   Clyde B. Anderson, 402 Industrial Lane, Birmingham, AL 35211; H. Ray Compton, 451 Industrial Lane, Birmingham, Alabama 35211; Carl Kirkland, P.O. Box 7222, Jackson, TN 38308; Ralph T. Parks, 451 Industrial Lane, Birmingham, Alabama 35211; Thomas A. Saunders, III, 667 Madison Ave., New York, New York 10021; Alton E. Yother, 451 Industrial Lane, Birmingham, Alabama 35211; Michael J. Newsome, Cathy E. Pryor, Jeffry O. Rosenthal and Gary A. Smith, 451 Industrial Lane, Birmingham, AL 35211.

EXECUTIVE COMPENSATION

Summary Compensation Information

The following table sets forth the compensation earned by the Chief Executive Officer and the Named Executive Officers in the fiscal years ended January 29, 2005, January 31, 2004 and February 1, 2003:

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year (1)	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options(#)(2)	LTIP Payouts	All Other Compensation (3)

Michael J. Newsome	2005	$360,000	$206,576	-0-	-0-	45,000	-0-	$10,788
President, CEO and	2004	$335,000	$203,000	-0-	-0-	67,500	-0-	$9,000
Chairman of the Board	2003	$310,000	$189,979	-0-	-0-	90,000	-0-	$7,932

Cathy E. Pryor	2005	$193,000	$144,224	-0-	-0-	11,250	-0-	$4,543
Vice President of	2004	$184,000	$130,200	-0-	-0-	16,875	-0-	$5,512
Store Operations	2003	$177,000	$122,574	-0-	-0-	16,875	-0-	$6,013

Jeffry O. Rosenthal	2005	$193,000	$119,524	-0-	-0-	22,500	-0-	$9,519
Vice President of	2004	$182,000	$121,500	-0-	-0-	33,750	-0-	$6,811
Merchandising	2003	$172,000	$105,197	-0-	-0-	33,750	-0-	$6,814

Gary A. Smith	2005	$190,000	$124,754	-0-	-0-	22,500	-0-	-0-
Vice President and	2004	$170,000	$114,000	-0-	-0-	33,750	-0-	-0-
Chief Financial Officer	2003	$150,000	$99,207	-0-	-0-	33,750	-0-	-0-

(1)	Hibbett's fiscal year ends on the Saturday nearest to January 31 of each year.

(2)

Consists of stock options granted pursuant to the 1996 Stock Option Plan and reflects the 3-for-2 stock splits effected July 2003 and April 2004. Original option grants for Newsome, net of the stock splits, were 30,000 for fiscal years 2005, 2004 and 2003. Original grants for Pryor, net of the stock splits, were 7,500 for fiscal years 2005, 2004 and 2003. Original grants for Rosenthal, net of the stock splits, were 15,000 for fiscal year 2005, 2004 and 2003. Original grants for Smith, net of the stock splits, were 15,000 for fiscal years 2005, 2004 and 2003.

(3)	Consists of contributions by the Company under the Hibbett Sporting Goods, Inc. 401(k) Profit Sharing Plan.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning grants of stock options made to the President and the Named Executive Officers during the fiscal year ended January 29, 2005.

	Individual Grants				Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh) (3)	Expiration Date	5% (4)	10% (4)
Michael J. Newsome	45,000 (2)	19.3%	$22.67	2/24/2014	$708,191	$1,616,172

Cathy E. Pryor	11,250 (2)	4.8%	$22.67	2/24/2014	$177,048	$404,043

Jeffry O. Rosenthal	22,500 (2)	9.7%	$22.67	2/24/2014	$354,095	$808,086

Gary A. Smith	22,500 (2)	9.7%	$22.67	2/24/2014	$354,095	$808,086

(1)	These options have a term of ten years and vest over a five-year period in equal installments beginning on the first anniversary of the grant date.

(2)

These options were granted as of February 24, 2004, under the 1996 Stock Option Plan. Share amounts reflect the 3-for-2 stock split effected in April 2004. The original options granted, prior to the split, were 30,000 shares for Newsome, 7,500 shares for Pryor, 15,000 shares for Rosenthal and 15,000 shares for Smith.

(3)	The Exercise Price reflects the 3-for-2 stock splits effected in April 2004. The original exercise price, prior to the split, was $34.00 per share.

(4)

The dollar amounts shown are based on certain assumed rates of appreciation and the assumption that the options will not be exercised until the end of the expiration periods applicable to the options. Actual realizable values, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock. There can be no assurance that the assumed rates of appreciation will be achieved.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth certain information concerning options exercised during the fiscal year ended January 29, 2005 and unexercised options and fiscal year-end option values for the President and the Named Executive Officers.

Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised in-the-Money Options at FY-End ($) Exercisable/ Unexercisable (1)

Michael J. Newsome	95,624	$1,542,616	-0-/193,500	$-0-/2,349,495

Cathy E. Pryor	32,250	$546,713	20,250/48,375	$306,180/597,701

Jeffry O. Rosenthal	-0-	$-0-	54,000/90,000	$884,318/1,060,403

Gary A. Smith	10,125	$161,393	20,250/76,500	$292,005/816,593

(1)	Based on the fair market value of the Company’s common stock as of January 29, 2005 ($24.67 per share) less the exercise price payable for such shares.

REPORT ON EXECUTIVE COMPENSATION

Compensation Committee

The Compensation Committee was established by the Board of Directors on January 10, 1997, to oversee the Company’s compensation program for the officers of the Company. The Compensation Committee is comprised of Messrs. Kirkland, Chairman of the Committee, Parks and Yother. The primary function of the Compensation Committee is to make recommendations and reports to the Board of Directors with respect to salaries, bonuses and other compensation to be paid to the Company’s officers and to administer all plans relating to the compensation of such officers.

Compensation Policy

The Company’s total compensation structure is comprised of annual base salary, annual cash bonus payments and long term equity-based compensation granted pursuant to the Option Plans. The Company’s overall compensation program has been designed to attract and retain key executives and to provide appropriate incentives to these executives to maximize the Company’s long-term financial results for the benefit of the stockholders. A significant portion of the executive compensation package is comprised of equity-based compensation in order to align the interests of management with those of the stockholders. Individual compensation levels are based not only upon the relative success of the Company, but also upon the duties and responsibilities assumed by each officer, individual performance and their attainment of individual and business unit goals.

Base Salary. The salary levels for the Company’s executive officers for the fiscal year ended January 29, 2005, including the salary of Mr. Newsome as President, Chief Executive Officer and Chairman of the Board, are based upon individual performance and responsibility, as well as the salary levels paid by other similarly situated sporting goods and specialty retail companies. Based upon a review of such companies, the base salary levels approved by the Board of Directors are generally lower than the average salary levels of such companies.

Cash Bonuses. The Company’s cash bonus program is designed to provide short-term incentive compensation to the Company’s officers based upon pre-established performance goals for both the Company and each officer. The Compensation Committee determines the amounts of annual bonus awards for each officer based upon Company and individual performance. For the fiscal year ended

January 29, 2005, the Compensation Committee approved the payment of cash bonuses to executive officers of the Company, which bonuses ranged from approximately 57% of annual base salary to approximately 75% of annual base salary and were based upon the standards described above, with certain emphasis on individual contribution to the success of the Company during the year and on the performance of those aspects of the Company’s business for which each officer has responsibility.

Stock Options. The Option Plans provide for grants of stock options to the Company’s key employees. The payment of equity-based compensation to the Company’s officers under the Option Plans is designed to focus their attention on the enhancement of stockholder value. During fiscal 2005, options to purchase a total of 232,875 shares of the Company’s common stock at an average exercise price of $22.69 were granted under the 1996 Stock Option Plan to 151 employees, including a grant of 101,250 options to a total of four executive officers. Options granted under the 1996 Plan vest over a five-year period, in equal installments, beginning on the first anniversary of the grant date. The awards granted to the Company’s officers in fiscal year 2005 represent the Company’s desire to align the interests of these individuals with the interests of the Company’s stockholders and to provide incentives to these individuals to enhance the Company’s growth and success. The size of the awards to individual executive officers was determined by the Compensation Committee based upon a subjective assessment of each officer’s performance and individual contribution to the Company, his or her position and level of responsibility and other factors.

Future Equity-Based Compensation. In order to give the Company maximum flexibility in crafting future awards of equity-based compensation, the Compensation Committee concurred in the board’s adoption of the 2005 Equity Incentive Plan. Upon approval by the stockholders, this plan would allow the Company to grant a variety of awards including stock options, stock appreciation rights, performance units, and restricted and other stock. The committee believes such flexibility is desirable, particularly given proposed changes in accounting for equity-based compensation and certain limitations on deductibility of non-performance based compensation for Federal income tax purposes.

Compensation of the President, Chief Executive Officer and Chairman of the Board. The Compensation Committee reviews and approves the compensation of Michael J. Newsome, the Company’s President, Chief Executive Officer and Chairman of the Board. For the fiscal year ended January 29, 2005, Mr. Newsome earned compensation comprised of each of the components of the Company’s executive compensation program described above. In evaluating the compensation of Mr. Newsome, the Compensation Committee considered not only the salaries of the presidents and chief executive officers of comparably sized retail companies with similar sales volume and number of stores, but also the importance of Mr. Newsome’s influence on the continued financial growth and success of the Company in the future. The Compensation Committee believes that compensation under the various plans, both for Mr. Newsome and for the other executive officers, brings the total potential compensation to appropriate levels relative to their positions and levels of responsibility.

In addition, the Compensation Committee approved a Retention Agreement with Mr. Newsome to secure his continued employment as an advisor to the Company following his future retirement from the duties of President and Chief Executive Officer. Such retirement is not currently planned but could possibly occur within several years.

Deductibility of Compensation

Section 162(m) of the Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to executive officers. The Compensation Committee does not believe that the limitations on deductibility imposed by Section 162(m) will be implicated by the Company’s executive compensation program during fiscal year 2006, and the Compensation Committee believes it will be able to manage the Company’s executive compensation program in a manner which will preserve federal income tax deductions for the foreseeable future.

/s/ Carl Kirkland	/s/ Ralph T. Parks	/s/ Alton E. Yother

The Report on Executive Compensation shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company’s Annual Report to Stockholders or its Annual Report on Form 10-K.

EQUITY COMPENSATION PLAN INFORMATION

Options to purchase common stock have been granted to employees and non-employee directors under our stock option plans. The following table summarizes the number of stock options issued, the weighted-average exercise price and the number of securities remaining to be issued under our existing equity compensation plans, including the 1996 Stock Option Plan, the Employee Stock Purchase Plan and the 2003 Stock Plan for Outside Directors, as of January 29, 2005. At the 2005 Annual Meeting, the stockholders will vote on equity plans to replace some of our existing plans and to approve a new director deferred compensation plan. (See pages 22 - 32 for details.)

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,201,882	$12.53	778,545
Equity compensation plans not approved by security holders	--	--	--
TOTAL	1,201,882	$12.53	778,545

OTHER INFORMATION RELATING TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Certain Relationships and Related Transactions

The Company has entered into a sublease agreement (“Sublease Agreement”) with Books-A-Million, Inc. (“Books-A-Million”), a book retailer, whose Chairman of the Board, Clyde B. Anderson, is on the Company’s Board of Directors, pursuant to which the Company will sublease certain real estate from Books-A-Million in Florence, Alabama for one of its stores. The term of the Sublease Agreement expires in June 2008. Under the Sublease Agreement, the Company will make annual lease payments to Books-A-Million of approximately $191,000. We believe that the terms of this transaction is comparable to, or more favorable to, the company than the terms that would have been obtained in an arms’ length transaction with an unaffiliated party.

Mr. Yother is an Executive Vice President and the principal accounting officer of Amsouth Bank, one of the banks which participates in the Company’s primary credit facility.

The Board of Directors has determined that neither relationship described above prejudices the independence of these directors, whether under the listing standards of the NASDAQ Stock Market or otherwise.

Employment Agreements

There are currently no employment agreements in force between the Company and Ms. Pryor or Messrs. Newsome, Rosenthal or Smith. On March 9, 2005, we entered into a Retention Agreement with Mr. Newsome to secure his continued employment as an advisor to the Company following his future retirement from the duties of President and Chief Executive Officer. Such retirement is not currently planned but could possibly occur within several years.

Compensation Committee Interlocks and Insider Participation

No present or former officer of the Company or its subsidiaries serves as a member of the Compensation Committee. During fiscal year 2005, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company’s Board of Directors and/or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that executive officers and directors of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission on Form 3 (initial statement of ownership), Form 4 (monthly report) and Form 5 (annual report). Based solely upon a review of copies of such reports, the Company believes that Section 16(a) filing requirements applicable to its officers and directors were complied with during said fiscal year ended January 29, 2005 without exception.

AUDIT MATTERS

Independent Registered Public Accounting Firm

The firm of KPMG LLP has been selected by the Audit Committee to be the Company’s independent auditors for fiscal year 2006. Representatives of KPMG LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Fees Paid to KPMG LLP

The table below shows the aggregate fees billed by our principal auditors for professional services rendered in connection with the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal years ended January 29, 2005 and January 31, 2004, and the review of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q for each of our quarters during the two fiscal years then ended, as well as fees paid to our principal accountants for audit-related work, tax compliance, tax planning and other consulting services:

	2005	2004
Audit Fees	$92,000	$75,000
Audit Related Fees	350,450	86,842
Tax Fees	--	--
All Other Fees	--	--
Total KPMG LLP Fees	$442,450	$161,842

Audit Fees represent services rendered for the audit of the Company’s consolidated annual financial statements and reviews of the Company’s consolidated quarterly financial statements.

Audit Related Fees include accounting consultation, certain attest services, comfort letters, consents, audits of benefit plans, internal control reviews and fees associated with our restatement of consolidated financial statements as discussed below in our Audit Committee Report.

Other fees include consulting services. We did not engage our principal auditors to provide any professional services in connection with implementing, operating or supervising the operation of any information system that aggregates source data underlying the financial statements or generates information that is significant to the company’s financial statements taken as a whole. The Audit Committee has determined that the non-audit services rendered by our principal accountants during our most recent fiscal year are compatible with maintaining their independence.

The Audit Committee is directly responsible for determining the compensation of the independent auditors and has established pre-approval policies and procedures for all KPMG LLP work. All audit work performed by KPMG LLP is approved in advance by our Audit Committee, including the amount of fees due and payable to them for such work. In addition, our Audit Committee also approves all non-audit related work performed by KPMG LLP in advance of the commencement of such work. In 2004, all fees paid to KPMG LLP were approved by our Audit Committee in advance of the performance of work by KPMG LLP, and no fees were approved after the services were rendered by our principal accounting firm.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors is comprised of independent directors as required by the listing standards of the NASDAQ Stock Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors which is available at www.hibbett.com under “Investor Relations.”

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s evaluation of the Company’s system of internal control over financial reporting included in the annual report on Form 10-K with management and with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements and such other matters as are required to be discussed by the Statement on Auditing Standards No. 61, “Communication with Audit Committee,” as amended.

In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from management and our Company, including the matters in the written disclosures that the audit committee received from the independent registered public accounting firm, required by the Independence Standards Board’s Standard No. 1 “Independence Discussions with Audit Committees” and considered the compatibility of nonaudit services with the auditors’ independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audits. The committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of our financial reporting.

The Audit Committee was consulted in connection with the Company’s conclusion, on March 9, 2005, to restate certain previously issued financial statements in relation to its accounting for certain types of leasing transactions and the Company’s announcement, on such date, that the previously issued consolidated financial statements as of and for the fiscal years ended January 31, 2004, and February 1, 2003, and for the previously issued interim financial information for fiscal year 2005 and fiscal year 2004. In connection with such restatement, the Company’s management also concluded that the control over financial reporting was not effective and that the control deficiency that resulted in the incorrect lease accounting represented a material weakness in internal control over financial reporting as of January 29, 2005. The Audit Committee received and considered the reports of management and the independent registered public accounting firm with respect to these matters.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements, including the restated financial statements for the prior periods identified above, be included in the Company’s Annual Report on Form 10-K for the year ended January 29, 2005 for filing with the Securities and Exchange Commission.

Submitted on April 25, 2005 by the members of the Audit Committee of the Company’s Board of Directors.

H. Ray Compton, Chairman	Thomas A. Saunders, III

Ralph T. Parks	Alton E. Yother

The Report of the Audit Committee shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company’s Annual Report to Stockholders or its Annual Report on Form 10-K.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG HIBBETT SPORTING GOODS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ RETAIL TRADE INDEX

The following graph compares the percentage change in the Company’s cumulative total shareholder return on its common stock against a cumulative total return of the NASDAQ Composite Index and the NASDAQ Retail Trade Index. The graph below outlines returns for the period beginning on January 31, 2000 to January 29, 2005. The Company has not paid any dividends. Total shareholder return for prior periods is not necessarily an indication of future performance.

COMPANY/INDEX	Base Period Jan. '00	Jan. '01	Jan. '02	Jan. '03	Jan. '04	Jan. '05
HIBBETT SPORTING GOODS, INC.	100.00	202.58	179.42	189.60	413.12	514.08
NASDAQ STOCK MARKET (U.S.)	100.00	82.73	47.46	29.19	46.61	46.94
NASDAQ RETAIL TRADE	100.00	80.64	87.19	74.25	115.69	131.47

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

At the 2005 annual meeting of shareholders, the terms of three Class III directors are expiring. They are Clyde B. Anderson, H. Ray Compton and Ralph T. Parks. Mr. Compton has declined to stand for re-election so that he may pursue other interests. The Board of Directors proposes the re-election of Messrs. Anderson and Parks at the 2005 annual meeting of shareholders. If so elected, these Class III directors will hold office for a three-year term expiring at the annual meeting of stockholders to be held in 2008 and until their successors are elected and qualified. Proxies may not be voted for a greater number of persons than the nominees named herein.

If the nominee becomes unavailable for election, which is not anticipated, the directors’ proxies will vote for the election of such other person as the Board of Directors may recommend.

All other directors will continue in office following this annual meeting and their terms will expire in 2006 (Class I) and 2007 (Class II). Officers are appointed by the board.

The nominees have indicated their willingness to serve as directors. If a nominee becomes unable to stand for reelection, the persons named in the proxy will vote for any substitute nominee proposed by the Board of Directors unless the board reduces the number of directors.

Vote Required

A director will be elected, so long as a quorum is present, if he receives the affirmative vote of a majority of the shares of our common stock present, in person or by proxy, at the Annual Meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT

YOU VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL NUMBER 2

APPROVAL TO ADOPT THE 2005 EMPLOYEE STOCK PURCHASE PLAN

The board has adopted, subject to stockholder approval, the Hibbett Sporting Goods, Inc. 2005 Employee Stock Purchase Plan (“2005 ESPP”), which is intended to replace an existing plan established in 1996.

The 2005 ESPP will qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code (the “Code”) and would provide eligible employees with an opportunity to purchase our common stock through quarterly payroll deductions.

Summary of the 2005 ESPP

ADMINISTRATION. The 2005 ESPP will be administered by the Board of Directors or a committee designated by the Board – currently the Compensation Committee – which will have the authority to administer the plan and to resolve all questions relating to the administration of the plan.

STOCK SUBJECT TO 2005 ESPP. As a roll-over plan, no new shares of common stock are reserved for issuance under the 2005 ESPP. Rather, all shares reserved for issuance under the company’s existing employee stock purchase plan will be rolled forward and become available for purchase under the 2005 ESPP. This amount is subject to adjustment in the event of a stock split, stock dividend or other similar change in common stock or our capital structure. As of April 1, 2005, there were 139,251 such shares available under the existing plan.

ELIGIBILITY. All employees of Hibbett Sporting Goods, Inc. and its subsidiaries (including officers) who have been continuously employed for one year or more, whose customary employment is for more than 30 hours per week are eligible to participate in the 2005 ESPP. Non-employee directors are not eligible, nor are holders of five percent or more of the company’s common stock. As of April 1, 2005, we had approximately 900 employees who would be eligible to participate in the 2005 ESPP.

OFFERING PERIOD. The 2005 ESPP designates purchase periods, accrual periods and exercise dates. Purchase periods are generally successive periods of three months. The first purchase period will begin on July 1, 2005, and end on September 30, 2005. Thereafter, purchase periods will begin on January 1, April 1, July 1, and October 1 of subsequent years.

PURCHASE PRICE. On the first day of each purchase period, a participating employee is granted a purchase right which is a form of option to be automatically exercised on the last day of the purchase period (the “ exercise date”). During a purchase period, deductions are to be made from the pay of participants in accordance with their authorizations and credited to their accounts under the 2005 ESPP. When the purchase right is exercised, the participant's withheld salary is used to purchase shares of our common stock. The price per share at which shares of common stock may be purchased under the 2005 ESPP during any purchase period (the “option price”) is the lesser of: (a) 85% of the fair market value of common stock on the date of the grant of the option (i.e., the first day of the purchase period), or (b) 85% of the fair market value of common stock on the exercise date (i.e., the last day of the purchase period).

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. Payroll deductions may range from 1% to 10% (in whole percentage increments) of a participant’s gross pay exclusive of annual bonuses. Participants may not make direct cash payments to their accounts. The market value of shares of common stock that any employee may purchase under the 2005 ESPP during any calendar year may not exceed $25,000 under restrictions imposed by the Code.

RIGHT OF FIRST REFUSAL. The 2005 ESPP contains a limited holding period and buy-back provision relating to shares purchased under the plan. Upon purchase of shares by an eligible participant under the 2005 ESPP, the Company may hold the certificates representing the shares for a period of up to two years from the date of grant. The 2005 ESPP permits the Company to impose either a holding period or a right of first refusal on such shares should the participant desire to sell any of them during the two-year period. The purchase price would be at the lesser of the current market price or the same discounted price paid by the participant for the shares, thereby negating any unrealized gain of such shares. Hibbett will be requesting a Private Letter Ruling from the Internal Revenue Service that the inclusion of these provisions in the 2005 ESPP will not affect the plan's qualification under Section 423 of the Internal Revenue Code. Should we not receive a favorable Private Letter Ruling, appropriate action will be taken to either abandon the 2005 ESPP or make changes that would insure that the plan is qualified under Section 423 of the Internal Revenue Code.

United States Federal Income Tax Consequences of Awards under the Plan

The Federal income tax consequences of participation in the 2005 ESPP we are submitting for approval are complex and subject to change. The following discussion is only a summary of the general rules applicable to the plan, not a complete description of the Federal income tax aspects. The summary is based on current provisions of the Internal Revenue Code and does not cover any state or local tax consequences of participation in the plan. Participants should consult their own tax advisors since a taxpayer's particular situation could result in some variation of the rules described below.

The 2005 ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under a plan which so qualifies, a participant recognizes no taxable income upon either the grant or the exercise of the purchase rights. The participant will not recognize taxable income until there is a sale or other disposition of the shares acquired under the 2005 ESPP or in the event the participant should die while still owning the purchased shares.

The tax treatment of a sale or disposition of shares acquired under the 2005 ESPP will depend on whether the “holding period” requirements are satisfied. Generally, these requirements are satisfied if a participant does not sell or dispose of shares acquired in a given purchase period within two years after the beginning of such period, or within one year after the end of such period.

If a participant sells or disposes of shares before the holding period requirements are satisfied with respect to such shares, then the participant will recognize ordinary income at the time of such sale or disposition equal to the lesser or (1) the fair market value of such shares on the last day of the purchase period from which they were acquired minus the option price, or (2) the amount realized on the sale or disposition minus the option price. Any gain in excess of this amount can be treated as capital gain.

If a participant sells or disposes of shares after the holding period requirements are satisfied with respect to such shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of: (1) the fair market value of such shares on the sale or disposition date minus the option price or (2) 15% of the fair market value of such shares on the first day of the purchase period from which they were acquired. Any additional gain upon the disposition will be taxed as a long-term capital gain.

If the participant owns shares acquired under the 2005 ESPP at the time of death, then, regardless of whether the holding period requirements are satisfied, the amount of ordinary income equals the lesser of: (1) the fair market value of such shares on the date of death minus the option price or (2) 15% of the fair market value of such shares on the first day of the purchase period from which they were acquired.

Hibbett is not allowed any deductions upon either the grant or exercise of the purchase rights. If the holding period requirements are not satisfied with respect to the sale or disposition of any shares acquired under the 2005 ESPP, then we will be entitled to a tax deduction in the year of such sale or disposition equal to the amount of ordinary income recognized by the participant as a result of such sale or disposition. In all other cases, we are entitled to no deduction.

Benefits to Executive Officers

No new plan benefits table for the 2005 ESPP is included in this document. Participation in the 2005 ESPP is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deduction. Accordingly, future purchases under the 2005 ESPP are not determinable. In addition, the amounts that would have been allocated under the 2005 Stock Purchase Plan if it had been in effect during fiscal year 2004 cannot be determined. No purchases have been made under the 2005 ESPP since its adoption by the Board of Directors.

Information with respect to securities issued and available for issuance under existing equity compensation plans is set forth in the equity compensation table on page 16.

Text of the Plan

The preceding summary of the 2005 ESPP is qualified in its entirety by reference to the complete text of the 2005 ESPP which is set forth in Appendix A to our definitive proxy statement as filed with the Securities and Exchange Commission. Our filings with the SEC may be found through our corporate website at www.hibbett.com under the heading “Investor Relations.”

Vote Required

The 2005 ESPP will be adopted, so long as a quorum is present, if it receives the affirmative vote of a majority of the shares of our common stock present, in person or by proxy, at the Annual Meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

APPROVING THE 2005 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NUMBER 3

APPROVAL TO ADOPT THE 2005 DIRECTOR DEFERRED COMPENSATION PLAN

The Board has adopted the 2003 Director Deferred Compensation Plan, subject to shareholder approval. This plan permits any directors who receive a retainer or other fees for Board or committee service to make an election:

•	to defer all or a portion of such fees until a future date, when they may be paid in either cash or in shares of our common stock or
•	to receive all or a portion of such fees in non-statutory stock options.

Summary of the Director Deferred Compensation Plan

ADMINISTRATION. The plan will be administered by the Board, which shall have discretion both to carry out the plan and to determine the amount and form of payment of the annual retainer and any additional fees payable by the company to directors for their services. Currently only non-employee directors receive a retainer and fees. For a discussion of these amounts, see page 7 of this proxy statement.

DEFERRAL ACCOUNTS. Any director who is to receive fees for service may elect to defer all or a portion of those fees by delivering a deferral election to the company. Generally, the election must be delivered by December 31 and will take effect for the next calendar year. The election remains in force until changed or revoked. Any change or revocation will take effect for the following calendar year. The election must state:

•	the amount or portion of the fees to be deferred;
•	whether and to what extent such fees are to be deferred in cash or in shares;
•	whether the pay out shall be in installments or a lump sum; and
•	the date on which the pay out shall commence.

Deferred fees which are to be paid out in cash shall earn interest at the 30-year Treasury Bond Rate. If a director elects to be paid in shares, then the company will credit the director's deferred account with a book entry for a number of shares determined by dividing the amount of deferred fees by the then-current market price of a share.

We will not segregate or earmark any funds or shares with respect to deferred fees. Rather, we intend to make available, as and when required, a sufficient number of shares or cash to meet the requirements of the plan.

STOCK OPTIONS. Directors may choose to receive non-statutory stock options, in lieu of any remaining fees which are not deferred as described above. The method of making this election, or changing or revoking it, is the same as for a deferral of fees. The number of options issued to a director will equal the dollar amount of the portion of his or her fee which is to be paid in options, divided by thirty-three percent (33%) of the price of a share. The exercise price of the option may not be less than 100% of the fair market value of the common stock on the date the option is issued. The options shall be fully vested when issued and the term of such options shall be ten (10) years.

Non-employee directors electing to receive options in lieu of cash fees will receive options issued under, and subject to the terms and conditions of, the Stock Plan for Outside Directors. Directors who are company employees do not currently receive fees and therefore could not take advantage of the Director Deferred Compensation Plan. However, should the Board permit those directors to receive fees in the future, and they elected to receive options in lieu of cash fees, they would receive non-statutory options issued under, and subject to the terms and conditions of, the Equity Incentive Plan, provided it is approved by the stockholders.

SHARES TO BE ISSUED UNDER THE PLAN. The maximum number of shares of our common stock that may be paid out under the Director Deferred Compensation Plan is 75,000. (This number does not include options received in lieu of cash fees, which are subject to the limitations in the Stock Plan for Outside Directors and the Equity Incentive Plan.) The Board may adjust the maximum amount to account for any future stock split, reverse stock split, stock dividend, combination, or reclassification of common stock or any similar transaction effected for which we do not receive any payment. No options may be granted after the tenth anniversary of the effective date of the plan.

CHANGE OF CONTROL. In the event of a change of control of the company, the Board has discretion to pay out any outstanding balance in a director's deferral account in a lump sum or to arrange to have the surviving corporation or another entity assume the deferred accounts, making such adjustments as the Board deems appropriate.

AMENDMENT. The Board may amend or terminate the Director Deferred Compensation Plan at any time. We must obtain shareholder approval for any change that would require such approval under listing standards of the NASDAQ Stock Market and any regulatory or tax requirement with which the Board desires to comply. However, no rights under an outstanding award may be impaired by such action without the consent of the holder.

Text of the Plan

The preceding summary of the Director Deferred Compensation Plan is qualified in its entirety by reference to the complete text of the plan which is set forth in Appendix B to our definitive proxy statement as filed with the Securities and Exchange Commission. Our filings with the SEC may be found through our corporate website at www.hibbett.com under the heading “Investor Relations.”

United States Federal Income Tax Consequences of Awards under the Plan

The Federal income tax consequences of participation in the Director Deferred Compensation Plan we are submitting for approval are complex and subject to change. The following discussion is only a summary of the general rules applicable to the plan, not a complete description of the Federal income tax aspects. The summary is based on current provisions of the Internal Revenue Code and does not cover any state or local tax consequences of participation in the plan. Participants should consult their own tax advisors since a taxpayer's particular situation could result in some variation of the rules described below.

ELECTION TO DEFER. An election to defer compensation made by a participant prior to the calendar year in which services are performed results in a deferral of federal income tax until such time as the compensation is paid. The company will have a corresponding deduction when the participant includes the compensation into income.

NON-QUALIFIED OPTIONS. The election to receive a non-qualified option ("NQO") will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise. For more information relating to the U.S. federal tax consequences of NQOs received under the Deferred Compensation Plan, see “United States Federal Income Tax Consequences of Awards under the Plan” under Proposal No. 3.

Benefits to Executive Officers and Directors

No new plan benefits table for the Director Deferred Compensation Plan is included in this document. Participation in the plan is voluntary and is dependent on each eligible director’s election to participate. Accordingly, future elections to receive options under the Director Deferred Compensation Plan are not determinable. No such elections have been made under the plan since its adoption by the Board of Directors. See "Director Compensation" at page 7 for detailed information on cash payments to non-employee directors during the most recent and future fiscal years.

Vote Required

The Director Deferred Compensation Plan will be adopted, so long as a quorum is present, if it receives the affirmative vote of a majority of the shares of our common stock present, in person or by proxy, at the Annual Meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

ADOPTING THE 2005 DIRECTOR DEFERRED COMPENSATION PLAN.

PROPOSAL NUMBER 4

APPROVAL TO ADOPT THE 2005 EQUITY INCENTIVE PLAN

The board has adopted, subject to stockholder approval, the Hibbett Sporting Goods, Inc. 2005 Equity Incentive Plan (“Equity Incentive Plan”).

The Equity Incentive Plan is intended to replace our existing Amended and Restated 1996 Stock Option Plan (“SOP”), under which we currently grant options to company employees and independent contractors. As of April 1, 2005, approximately 508,000 shares remain available for issuance under the existing plan. This number of shares is insufficient to achieve the ongoing purposes of the plan. In addition, the Board wishes to expand the types of equity awards the company may make to include options, stock appreciation rights, performance units, restricted stock, and other stock.

Therefore, the Board has adopted the Equity Incentive Plan under which 500,000 shares will become available for issuance. In addition, the approximately 508,000 shares available for future awards under the SOP shall be rolled into the Equity Incentive Plan. No additional awards shall be granted under the SOP after the 2005 Equity Incentive Plan has been adopted by the stockholders.

The new plan permits us to grant a variety of equity awards. Its purpose is to promote our interests and the interests of our shareholders by motivating key employees to work towards achieving our long-range goals and by attracting and retaining exceptional employees. By motivating key employees to share in our long-term growth and financial success, employee interests are more closely aligned with those of our shareholders.

ADMINISTRATION. The plan is administered by the Compensation Committee of the Board (the "Committee"). The Committee is authorized to, among other things:

•	determine which employees will be granted awards;
•

determine whether awards will be for non-qualified stock options, incentive stock options (which qualify for special treatment under Section 422 of the Internal Revenue Code), stock appreciation rights, performance units, restricted stock and other stock;

•	determine the terms and conditions of each participant's individual award agreement, including vesting schedules, lapsing conditions, and transfer restrictions for each award; and
•	make all other determinations necessary or advisable to administer the plan.

STOCK OPTIONS. Options to purchase shares of common stock granted under the Equity Incentive Plan may be incentive stock options that qualify for favorable income tax treatment or non-statutory stock options. The purchase price of common stock covered by an option may not be less than 100% of the fair market value of the common stock on the date of the option grant. On April 4, 2005, the closing price of the common stock was $29.81 per share. Options may be exercised only at such times as may be specified by the Committee in the participant's stock option agreement. If the option so provides, a participant exercising an option may pay the purchase price through cash payments, by the delivery of shares of stock, or by such other methods of exercise as may be approved by the Committee from time to time.

STOCK APPRECIATION RIGHTS. The Compensation Committee may award stock appreciation rights alone or in tandem with non-statutory stock options, and impose such conditions upon their exercise as it deems appropriate. When the stock appreciation right is exercisable, the holder may surrender all or a portion of his unexercised stock appreciation right and receive in exchange an amount equal to the excess of (i) the fair market value on the date of exercise of the common stock covered by the surrendered portion of the stock appreciation right over (ii) the fair market value of the common stock on the date of grant. The payment may be in cash or shares of stock. The Committee may limit the amount that can be received when a stock appreciation right is exercised.

Repricing of options and stock appreciation rights after the date of grant is not permitted.

RESTRICTED STOCK. Restricted stock issued pursuant to the Equity Incentive Plan is subject to the following general restrictions: (i) none of such shares may be sold, transferred, pledged, or otherwise encumbered or disposed of until the restrictions on such shares shall have lapsed or been removed under the provisions of the plan, and (ii) if a holder of restricted stock ceases to be employed by the company, such holder will forfeit any shares of restricted stock on which the restrictions have not lapsed or been otherwise removed. The Committee establishes as to each share of restricted stock issued under the Equity Incentive Plan the terms and conditions upon which the restrictions on such shares shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions at the end of a specified period of time, the meeting of performance goals, or as a result of the disability, death or retirement of the recipient.

STOCK UNITS AND RESTRICTED STOCK UNITS. The Committee may award participants either the right to receive shares in the future or the right to receive restricted stock in the future. Any such awards are subject to conditions, restrictions and contingencies as the Committee may determine.

PERFORMANCE UNITS AND SHARES. The Committee may establish performance programs with fixed goals and designate employees as eligible to receive either a number of shares or a dollar amount of shares if the goals are achieved. Performance units and shares will be issued only in accordance with the program established by the Committee. More than one performance program may be established by the Committee. Such programs may operate concurrently or for varied periods of time, and a participant may participate in more than one program at the same time. A participant who is eligible to receive performance units or shares has no rights as a stockholder until shares are received.

The Compensation Committee may establish performance programs with fixed goals and designate employees as eligible to receive either a number of shares or a dollar amount of shares if the goals are achieved. Performance units and shares will be issued only in accordance with the program established by the committee. Achievement of goals relating to the following measures, to be set by the Compensation Committee in connection with any particular award, shall be necessary for the receipt of payouts under performance awards:

•	sales increases (including comparable store sales);
•	profits and earnings (including operating income and EBITDA
•	cash flow;
•	shareholder value; or
•	financial condition or liquidity.

Such goals may be stated in absolute terms, relative to comparison companies or indices, as increases over past time periods, as ratios (such as earnings per share), or as returns on any of the foregoing measures over a period of time.

AWARD LIMITS. Subject to adjustments that the Committee may make upon future stock splits, share dividends and certain other transactions:

•	Incentive stock options and restricted stock grants granted under the Equity Incentive Plan may cover no more than 1,000,000 shares each during the life of the plan.
•

One individual may receive options or stock appreciation rights to no more than 100,000 shares during any one calendar year period. However, if an option is in tandem with a stock appreciation right, then the tandem option and stock appreciation right shall be counted as covering the same shares.

•

One individual may receive awards (other than options or stock appreciation rights) for no more than 30,000 shares (or $600,000 in value in the case of performance units) during any one calendar year period, if the awards are intended to be "performance-based compensation."

OTHER TERMS AND CONDITIONS. All company employees, including our executive officers, and independent contractors selected by the Committee are eligible to participate in the plan. As of April 4, 2005, we employed approximately 4,100 persons. Generally, awards may only be transferred upon death, but the Committee may provide for broader transferability in the award agreement. The Committee also has the authority to determine the vesting and expiration of the awards.

SHARES TO BE ISSUED UNDER THE PLAN. The maximum number of shares of our common stock that may be granted as awards under the Equity Incentive Plan is 500,000, plus any shares available for future awards under the SOP, which terminates on July 1, 2005. (As of April 1, 2005, there were approximately 508,000 shares issuable under the old plan.) The Committee may, however, adjust this maximum amount to account for any future stock split, reverse stock split, stock dividend, combination, or reclassification of common stock or any similar transaction effected for which we do not receive any payment. When an award is forfeited or lapses, including awards under the old plan, the shares subject to that award become available for future awards under the new plan. Also, shares tendered in payment for the exercise price or the related withholding obligation will increase the number of shares available for awards under the plan. No awards may be made after July 1, 2015, the tenth anniversary of the effective date of the plan.

CHANGE OF CONTROL. In the event of a change of control of the company, the Committee has discretion to accelerate the vesting or exercisability of any awards and to cash-out any and all outstanding awards, subject to limitations imposed by the Internal Revenue Code. The Committee also has the right to substitute or assume awards in connection with mergers, reorganizations, or other transactions.

AMENDMENT. The Board may amend or terminate the Equity Incentive Plan at any time. We must obtain shareholder approval for any change that would require such approval under listing standards of the NASDAQ Stock Market and any regulatory or tax requirement with which the Board desires to comply. However, no rights under an outstanding award may be impaired by such action without the consent of the holder.

Text of the Plan

The preceding summary of the Equity Incentive Plan is qualified in its entirety by reference to the complete text of the plan which is set forth in Appendix C to our definitive proxy statement as filed with the Securities and Exchange Commission. Our filings with the SEC may be found through our corporate website at www.hibbett.com under the heading “Investor Relations.”

United States Federal Income Tax Consequences of Awards under the Plan

The Federal income tax consequences of participation in the Equity Incentive Plan we are submitting for approval are complex and subject to change. The following discussion is only a summary of the general rules applicable to the plan, not a complete description of the Federal income tax aspects. The summary is based on current provisions of the Internal Revenue Code and does not cover any state or local tax consequences of participation in the plan. Participants should consult their own tax advisors since a taxpayer's particular situation could result in some variation of the rules described below.

NON-QUALIFIED OPTIONS. The grant of a non-qualified option ("NQO") will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

INCENTIVE STOCK OPTIONS. The grant of an incentive stock option ("ISO") will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the ISO or within one year after receiving the transfer of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the company will not be entitled to any deduction for Federal income tax purposes.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and a corresponding deduction will be allowed to the company, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Special rules apply if a participant pays the exercise price for a NQO or ISO in shares previously owned by the optionee rather than in cash.

STOCK APPRECIATION RIGHTS. The grant of a SAR will not result in taxable income to the participant. Upon exercise of a SAR, the amount of cash or the fair market value of shares received will be taxable to the participant as ordinary income, and a corresponding deduction will be allowed to the company. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

PERFORMANCE UNITS. A participant who has been granted performance units will not realize taxable income at the time of grant, and the company will not be entitled to a deduction at that time. The participant will have compensation income at the time of distribution equal to the cash and the then fair market value of the distributed performance shares, and the company will have a corresponding deduction.

RESTRICTED AND OTHER STOCK. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the company will not be entitled to a deduction at that time, assuming that the restrictions constitute a "substantial risk of forfeiture" for Federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting.

A participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have the income recognized and measured at the date of grant of restricted stock and to have the applicable capital gain holding period commence as of that date. If a Section 83(b) election is made, the company will be entitled to a corresponding deduction at the time of grant.

A participant who has been granted a stock award that is not subject to a substantial risk of forfeiture for Federal income tax purposes (for example, bonus stock) will realize ordinary income in an amount equal to the fair market value of the shares at such time, and the company will be entitled to a corresponding deduction.

LIMITATIONS ON DEDUCTIONS. The company's deductions described above may also be subject to the limitations of Section 162(m) of the Internal Revenue Code. The company does not currently expect to be subject to such limitations.

CHANGE OF CONTROL. Any acceleration of the vesting or payment of awards under the plan in the event of a change of control of the company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and which may not be deductible by the company.

Benefits to Executive Officers and Directors

No new plan benefits table for the Equity Incentive Plan is included in this document. Participation in the Equity Incentive Plan is made at the Compensation Committee's discretion and is based on our company's performance. Accordingly, future awards under the plan is not determinable at this time. See "Report on Executive Compensation on page 14 for detailed information on awards to certain executive officers under the company's Stock Option Plan during the most recent fiscal year.

Vote Required

The Equity Incentive Plan will be adopted, so long as a quorum is present, if it receives the affirmative vote of a majority of the shares of our common stock present, in person or by proxy, at the Annual Meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

APPROVING THE 2005 EQUITY INCENTIVE PLAN.

OTHER BUSINESS

The Company’s Board of Directors knows of no other matters to be brought before the meeting other than as described in this Proxy Statement. However, if any other proper matters are brought before the meeting, the persons named in the enclosed proxy, or in the event no person is named, Michael J. Newsome and Gary A. Smith, will vote in accordance with their best judgment on such matters.

GENERAL INFORMATION ABOUT VOTING

A quorum of shareholders is necessary to hold a valid meeting. If a majority of the outstanding shares of common stock that are entitled to vote are present, in person or by proxy, a quorum will exist. Abstentions and broker non-votes (described below) are counted for establishing a quorum.

On certain routine matters, brokers may, at their discretion, vote shares they hold in “street name” on behalf of beneficial owners who have not returned voting instructions to the brokers. Routine matters include the election of directors (Proposal 1). In instances where brokers are prohibited from exercising discretionary authority, brokers will not vote the shares of beneficial owners who fail to provide instruction (so-called “broker non-votes”). These shares are not included in the vote totals and, therefore, have no effect on the vote. At the 2005 annual meeting, we believe brokers will be prohibited from exercising discretionary authority with respect to approving the 2005 Employee Stock Purchase Plan (Proposal 2), approving the 2005 Director Deferred Compensation Plan (Proposal 3) and approving the 2005 Equity Incentive Plan (Proposal 4).

Broker non-votes will not be counted as votes "for" or "against" any proposal and will not affect the outcome with respect to any matter to be voted on. Any abstention or vote withheld will have the same effect as a vote against a nominee or proposal.

If no specification is made on a properly executed proxy form, the proxies will vote for the election of each of the nominees for Director (Proposal 1) and in favor of the approval of the 2005 Employee Stock Purchase Plan (Proposal 2), approval of the 2005 Director Deferred Compensation Plan (Proposal 3) and approval of the 2005 Equity Incentive Plan (Proposal 4).

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL

MEETING OF STOCKHOLDERS

In accordance with Rule 14a-8 of the Securities and Exchange Commission, we are not required to include any proposal by a stockholder in the proxy statement and proxy form for the 2006 annual meeting of stockholders unless we receive the proposal at our executive offices, 451 Industrial Lane, Birmingham, Alabama 35211, on or before January 12, 2006. If a stockholder desires to bring before the company’s 2006 annual meeting of stockholders a proposal that is not submitted for inclusion in our proxy statement in accordance with Rule 14a-8, notice of the proposal must be received by the Company at least 45 days before the one-year anniversary of the date of mailing of this Proxy Statement in order for such notice to be considered timely for purposes of SEC Rule 14a-4(c). We expect to mail this Proxy Statement beginning on or about April 29, 2005, in which case we would have to receive such notice by March 27, 2006 for it to be considered timely under Rule 14a-4(c). The proxies we solicit for next year’s annual meeting may confer discretionary authority to vote on any shareholder proposals that were not submitted in a timely manner, and no description of such proposals will be included in the proxy statement for that meeting.

SOLICITATION OF PROXIES

The company will bear cost of this solicitation of proxies. In addition to solicitation by mail, our directors, officers and other employees may solicit proxies personally or by telephone or other means of communication. We will request certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of the company held of record by such persons, and we will reimburse reasonable forwarding expenses.

Householding

In some cases, only one proxy statement is being delivered to multiple stockholders sharing an address unless the company has received contrary instructions from one or more of the stockholders. Upon written or oral request, we will deliver a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. A stockholder can notify the company’s Investor Relations department at the above address that he or she wishes to receive a separate copy of the proxy statement in the future, or alternatively, that he or she wishes to receive a single copy of the materials instead of multiple copies.

ANNUAL REPORT AND 10-K REPORT

This Proxy Statement is being mailed together with our annual report to stockholders for the fiscal year ended January 29, 2005. A copy of our Annual Report on Form 10-K for the fiscal year ended January 29, 2005, as filed with the Securities and Exchange Commission, will be furnished upon request. The exhibits to the Form 10-K will be furnished upon request and payment of the cost of reproduction. Such written request should be directed to Investor Relations, 451 Industrial Lane, Birmingham, Alabama 35211. Our SEC filings are also available on our website at www.hibbett.com under the heading “Investor Information.”

By order of the Board of Directors

/s/ Maxine B. Martin
Maxine B. Martin
Secretary

HIBBETT SPORTING GOODS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2005.

The undersigned hereby constitutes and appoints Michael J. Newsome and Gary A. Smith, or either of them, with full power of substitution in each, proxies to vote all shares of Common Stock of Hibbett Sporting Goods, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203, on Tuesday, May 31, 2005, and at all adjournments thereof, as follows:

Election of Class III Directors, Nominees:

Clyde B. Anderson, Ralph T. Parks

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND AUTHORIZES THE PROXIES TO TAKE ACTION IN THEIR DISCRETION UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

(Continues, and to be signed, on Reverse Side)

☒	Please mark your votes as in this example:

IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES AND “FOR” PROPOSALS #2, #3 AND #4.

1.          Election of Directors. (see reverse)

FOR ☐	WITHHELD ☐

FOR, except vote withheld from the following nominee(s):

2.          To adopt the Hibbett Sporting Goods, Inc. 2005 Employee Stock Purchase Plan as more fully set out under “Proposal No. 2”.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.          To adopt the Hibbett Sporting Goods, Inc. 2005 Director Deferred Compensation Plan as more fully set out under Proposal No. 3”.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.          To adopt the Hibbett Sporting Goods, Inc. 2005 Equity Incentive Plan as more fully set out under “Proposal No. 4”.

FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT: Please sign this Proxy exactly as your name or names appear hereon. If shares are held by more than one owner, each must sign. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full titles.

Signature of Shareholder	(DATE)

Signature of Shareholder	(DATE)

APPENDIX A.

HIBBETT SPORTING GOODS, INC.

2005 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1

GENERAL

1.1.         Purpose. The Hibbett Sporting Goods, Inc. 2005 Employee Stock Purchase Plan (“Plan”) is intended to attract and retain employees of Hibbett Sporting Goods, Inc. and its wholly owned subsidiaries (“Company”) by providing them with an opportunity to purchase shares of stock in the Company. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended, but is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

1.2.	Effective Date. The Plan shall be effective on July 1, 2005.

ARTICLE 2

DEFINITIONS

For the purpose of this Plan, the following terms shall have the meaning set forth in this Article unless a different meaning is required by the context:

2.1.        Administrator. The senior human resources officer of the Company or such other person as may be authorized from time to time pursuant to Section 3.4 hereof.

2.2.	Board. Board of Directors of the Company.

2.3.	Code. The Internal Revenue Code of 1986, as amended.

2.4.        Committee. The committee appointed by the Board to administer the Plan as described in ARTICLE 2 of the Plan or if no such Committee is appointed, the entire Board.

2.5.        Common Stock. The Common Stock $0.01 per value of the Company or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 10.6 of the Plan.

2.6.        Compensation. Wages reported on Form W-2 before the deduction for elective deferrals to a Section 401(k) plan or Section 125 plan as those plans are defined in the Code.

2.7.        Eligible Recipient. An Employee who satisfies the eligibility requirements contained in Section 4.1.

2.8.        Employee. A common law employee of the Hibbett Sporting Goods, Inc. or any Subsidiary Corporation.

2.9.        Entry Dates. The first day on which an Employee may become a Participant as set forth in Section 4.2.

2.10.	Exchange Act. The Securities Exchange Act of 1934, as amended.

2.11.	Fair Market Value. The Fair Market Value of the Common Stock shall be:

2.11.1.    If the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the last sale price of the Common Stock on such exchange or reported by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

2.11.2.    If the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices in the over-the-counter market are reported by the NASDAQ SmallCap Market® or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

2.11.3.    If the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.12.      Offering. An offer made by the Company to the Participants for the purchase of shares of Common Stock, on a quarterly basis commencing on the Offering Commencement Date and ending on the Offering Termination Date, through payroll deductions subject to the terms and conditions of the Plan. The Committee shall have the power to change the duration of Offerings (including the Offering Commencement Date) with respect to future Offerings without shareholder approval is such change is announced at least five (5) days prior to the scheduled beginning of the first Offering to be affected thereafter.

2.13.	Offering Commencement Date. The first day of each calendar quarter.

2.14.	Offering Termination Date. The last day of each calendar quarter.

2.15.	Option. The right of an Eligible Recipient to purchase Common Stock under the Plan.

2.16.	Option Agreement. The Agreement described in Section 4.5.

2.17.      Option Price. The purchase price for each share of Common Stock shall be the lower of: (i) 85% of the Fair Market Value of the Common Stock on the Offering Commencement Date; or (ii) 85% of the Fair Market Value of the Common Stock on the Offering Termination Date.

2.18.      Participant. An Eligible Recipient who has elected to participate in the Plan in accordance with procedures established herein.

2.19.      Subsidiary Corporation. Any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

ARTICLE 3

PLAN ADMINISTRATION

3.1.        The Committee. The Plan shall be administered by the Committee. Members of such a committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of such a committee shall constitute a quorum. Such a committee shall act by majority approval of the members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of such a committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of such a committee’s meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company.

3.2.        Requirements of the Exchange Act or the Code. Notwithstanding Section 3.1 above, in the event that Rule 16b-3 of the Exchange Act or Section 162(m) of the Code or any successor provisions thereto provides specific requirements for the administrators of plans of this type, then the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3 and Section 162(m).

3.3.         Authority of the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee’s determination in the foregoing matters shall be conclusive.

3.4.         Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1.         Conditions of Eligibility. An Eligible Recipient is an Employee who (i) customarily works more than thirty (30) hours per week and (ii) has been employed by the Company and/or a Subsidiary Corporation for one (1) year.

4.2.        Effective Date of Participation. An Eligible Recipient may become a Participant as of the first day of the January or the first day of July (“Entry Date”) next following the date on which the Employee met the eligibility requirements contained in Section 4.1, provided that the Eligible Recipient remains employed on the Entry Date.

4.3.         Election to Participate. An Eligible Recipient may become a Participant by completing an Option Agreement, which includes the authorization for a payroll deduction, on the form, including an electronic format, provided by the Company and filing it with the Administrator on or before the date set by such officer, which date shall be prior to the Offering Commencement Date for which participation is sought. Properly authorized payroll deductions for a Participant shall commence on the applicable Offering Commencement Date and shall end when terminated by the terms of the Option Agreement or when terminated by the Participant as provided in ARTICLE 8.

4.4.         Restrictions on Participation. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an Option to participate in the Plan:

4.4.1.     if, immediately after the grant, such Employee would own stock, and/or hold outstanding Options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

4.4.2.     which permits an Employee’s rights to purchase Common Stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

4.5.       Option Agreement. Each Eligible Recipient shall receive and Option Agreement. The Option Agreement shall contain the terms for the purchase of Common Stock pursuant to the provisions of the Plan and the discretion of the Committee where applicable. The Option Agreement shall also contain authorization for the payroll deduction. An Eligible Recipient may only become a Participant upon the timely completion and return of the Option Agreement according to the terms contained therein.

ARTICLE 5

OFFERINGS AND OPTION GRANTS

5.1.         Duration of Offerings. The Plan shall be implemented in a series of quarterly Offerings which shall continue until all shares of Common Stock reserved for this Plan have been issued to the Participants. Notwithstanding anything to the contrary, this Plan shall terminate and there shall be no further Offerings upon the earlier of: (1) the issuance of all shares reserved under Section 9.1 of Common Stock or (2) the end of the fortieth (40th) quarterly Offering.

5.2.         Number of Option Shares. On each Offering Commencement Date, a Participant shall be granted an Option to purchase on each Offering Termination Date up to a number of shares of Common Stock of the Company determined by dividing such Participants accumulated payroll deductions as of the Offering Termination Date by the applicable Option Price; provided that in no event shall a Participant be permitted to purchase during each Offering more than 1,000 shares of Common Stock of the Company, and provided further that such purchase shall be subject to the limitations of Sections 4.4 and 10.1. The Committee may for future offerings, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a Participant may purchase during each Offering. Exercise of the Option shall occur as provided herein, unless the Participant has withdrawn pursuant to ARTICLE 8. The Option shall expire on the Offering Termination Date.

ARTICLE 6

PAYROLL DEDUCTIONS

6.1.         Amount of Deduction. Upon filing the Option Agreement, the Participant shall elect to have deductions made from his paycheck on each payday during the time he is a Participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his compensation as determined for each applicable paycheck.

6.2.         Participant’s Account. The Company shall establish a bookkeeping account for each Participant and all payroll deductions made for a Participant shall be credited to his account under the Plan.

6.3.         Changes in Payroll Deductions. A Participant may discontinue his participation in the Plan as Provided in ARTICLE 8, but no other change can be made during an Offering and, specifically, a Participant may not alter the amount of his payroll deductions for that Offering.

ARTICLE 7

EXERCISE OF OPTION

7.1.         Automatic Exercise. Unless a Participant gives written notice to the Company as hereinafter provided, his Option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable Option Price (but not in excess of the number of shares for which Options have been granted to the employee pursuant to Section 5.2) and any excess in his account at that time will be returned to him, except as provided in Section 7.3.

7.2.         Withdrawal of Account. By written notice to the Administrator, at any time prior to the Offering Termination Date applicable to any Offering, a Participant may elect to withdraw all the accumulated payroll deductions in his account at such time.

7.3.         Fractional Shares. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall, unless otherwise requested by the Participant, be held in the Participant’s account for the purchase of Common Stock during the next Offering.

7.4.         Transferability of Option. During a Participant’s lifetime, Options held by such Participant shall be exercisable only by that Participant.

7.5.         Delivery of Stock. Subject to Section 7.6 below, as promptly as practicable after the Offering Termination Date of each Offering, the Company shall arrange the delivery to each Participant, as appropriate, of a record of the shares purchased. The administrator may permit or require that such shares be deposited directly with a broker designated by such officer or to a designated agent of the Company, and the Administrator may utilize electronic or other automated methods of share transfer. Common Stock will be issued in the name of the Participant, or, if the Participant so directs by written notice to the Administrator prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law. No Participant shall have any voting, dividend, or other shareholder rights with respect to shares of Common Stock subject to any Option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 7.5.

7.6. Restriction on Resale . The Committee may require that shares purchased by a Participant pursuant to an Offering be held in escrow as provided in Section 7.6(a) and be subject to a holding period or repurchase right as provided in Section 7.6(b). The Committee may impose this requirement on any Offering and such requirement, if imposed, shall be imposed on all Options granted during such Offering.

(a) As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Committee or its delegate may instruct its transfer agent to prepare and deliver to the Administrator or its designee, one or more certificates representing the shares purchased upon exercise by each Participant in the Plan, which shall be held in escrow by the Company for the benefit of each such Participant until the expiration of the holding period and/or repurchase right described in Section 7.6(b) below. As promptly as practicable after the termination of such holding period or repurchase right, the Company shall deliver to each Participant each certificate held in escrow by the Company for which the holding period or repurchase right has so terminated.

(b) The Committee may, at its election, impose on any shares obtained under the Plan a holding period during which the sale, transfer or other disposition of such shares shall be prohibited, a right of first refusal to repurchase such shares if a Participant or former Participant proposes to dispose of such shares, or both. Such holding period or the duration of such repurchase right shall terminate no later than (i) two years after the date on which the option to purchase such share of Common Stock was granted, and (ii) one year after the Exercise Date on which the option to purchase such share of Common Stock was exercised. If a right of first of refusal is imposed, each Participant or former Participant must immediately deliver to the Administrator written notice of such proposed disposition. Upon receipt of such notice, the Company shall have the exclusive option, for a period of ten (10) days after receipt of such notice, to purchase such Common Stock for a price equal to the lesser of (i) the Purchase Price for such shares or (ii) the Fair Market Value of such Common Stock on the date of such repurchase. If the Company does not elect to exercise its option to purchase such Common Stock, then the Participant or former Participant may proceed with the proposed disposition.

(c) The Administrator shall notify all Eligible Recipients of the Committee’s election to impose any holding period or repurchase rights under this Section 7.6 at least six (6) months in advance of any such imposition.

ARTICLE 8

WITHDRAWAL

8.1.         In General. Under procedures established by the Committee, a Participant may withdraw all but not less than all the payroll deductions credited to his account and not yet used to exercise his or her Option under the Plan by submitting to the Administrator a notice of withdrawal in the form and manner prescribed by the Committee for such purpose. Unless otherwise determined by the Committee on a uniform and non-discriminatory basis, any election to withdraw from an Offering will be effective only with respect to the Offering Termination Dates that are at least five (5) business days after the properly completed election is received by the Administrator. All of the Participant’s payroll deductions credited to his account shall be paid to such Participant as promptly as practicable after the effective date of his or her withdrawal and such Participant’s Option for the Offering shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering. Once a Participant has withdrawn from an Offering, the Participant may not re-enroll in the same Offering. Moreover, payroll deductions shall not resume at the beginning of the succeeding Offering unless the Participant re-enrolls in the Plan in accordance with provisions of Section 4.3.

8.2.         Effect on Subsequent Participation. A Participant’s withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.3.         Termination of Employment. Upon termination of the Participant’s employment for any reason, including retirement (but excluding death while in the employ of the Company or any Subsidiary Corporation), the Participant shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s account during the Offering but not yet used to exercise the Option shall be returned to such Participant or, in the case of his death, to the person or persons entitled thereto under Section 10.2, and such Participant’s Option shall be automatically terminated.

8.4.        Termination of Employment Due to Death. Upon termination of the Participant’s employment because of his death, his beneficiary (as defined in Section 10.2) shall have the right to elect, by written notice give to the Administrator prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of death of the Participant, either:

8.4.1.     to withdraw all of the payroll deductions credited to the Participant’s account under the Plan, or

8.4.2.     to exercise the Participant’s Option for the purchase of Common Stock on the Offering Termination Date next following the date of the Participant’s death for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the Participant’s account at the date of the Participant’s death will purchase at the applicable Option Price, and any excess in such account will be returned to said beneficiary, without interest.

In the event that no such written notice of election shall be duly received by the treasurer of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph 8.4.2, to exercise the Participant’s Option.

ARTICLE 9

STOCK

9.1.        Maximum Shares. The maximum number of shares of Common Stock which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 10.6 shall be equal to the sum of (i) the amount of any shares of Common Stock available for future awards under any prior employee stock purchase plan of the Company (the “Prior Plans”) as of the Effective date; and (ii) any shares of Common Stock that are represented by options granted under any Prior Plans which are forfeited, expired or are canceled without delivery of shares of Common Stock or which for any reason result in the forfeiture of the shares of Common Stock back to the Company. If the total number of shares of Common Stock for which Options are exercised are exercised on any Offering Termination Date in accordance with ARTICLE 5 exceeds the maximum number of shares reserved for this Plan, the Company shall make a pro rata allocation of the shares of Common Stock available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him as promptly as possible.

9.2.         Participant’s Interest in Common Stock. The Participant will have no interest in the Common Stock covered by his Option until such Option has been exercised on the applicable Offering Termination Date.

ARTICLE 10

MISCELLANEOUS

10.1.       Compliance with Applicable Laws. The Plan, the grant and exercise of Options to purchase shares under the Plan, and the Company’s obligation to sell and deliver shares upon the exercise of Options to purchase shares shall be subject to compliance with all applicable federal, state and foreign laws, rules and regulations and the requirements of any stock exchange on which the shares may be listed. If the Company receives a determination from the Internal Revenue Service that the provisions of Section 7.6 adversely affect the plan's qualification under Section 423 of the Code, then Section 7.6 shall be deemed null and void or the Company may amend Section 7.6 in a manner acceptable to the Company that preserves qualification under Section 423 of the Code.

10.2.       Designation of Beneficiary. The designated beneficiary pursuant to a qualified plan (as described in Section 401(a) of the Code) maintained by the Company shall be the designated beneficiary for the Plan, unless a Participant files a written designation of a beneficiary pursuant to this Plan. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Administrator. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant’s death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Common Stock and/or ash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the stock or cash credited to the Participant under the Plan.

10.3.      Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.2.

10.4.      Use of Funds. Any payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

10.5.       Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

10.6.	Adjustment Upon Changes in Capitalization.

10.6.1.    In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divesture (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) shall make appropriate adjustment (which determination shall be conclusive) as to (i) the number and kind of securities which thereafter may be made subject to Options under the Plan, (ii) the number and kind of securities which are subject to outstanding Options or (iii) the purchase price with respect to the foregoing. Without limiting the generality of the foregoing, in the event that any of such transactions are effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets, including cash, with respect to or in exchange for such Common Stock, all Participants holding outstanding Options shall upon the exercise of such Option receive, in lieu of any shares of Common Stock they may be entitled to receive, such stock securities or assets, including cash, as have been issued to such Participants if their Options had been exercised and such Participants had received Common Stock prior to such transaction.

10.6.2.    Upon: (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction, the holder of each Option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such Option for each share as to which such Option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 10.6 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such Option might thereafter be entitled to receive.

10.7.       Amendment and Termination. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required to comply with or obtain exemptive relief under any tax or regulatory requirement the Board deems desirable to comply with or obtain exemptive relief under, including without limitation, pursuant to Rule 16b-3 under the Exchange Act or any successor rule or Section 423 of the Code or under the applicable rules or regulations of any securities exchange or the NASDAQ, and provided further that no such amendment shall change the terms, conditions or eligibility requirements of an Option granted under the Plan. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Participant affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 10.6.1 or Section 10.6.2 of the Plan.

10.8.       No Employment Rights. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

10.9.       Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such Employee’s estate and the executors, administrators or trustees thereof, heirs and legatee, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

10.10.     Governing Law. The place of administration of the Plan shall be conclusively deemed to be within the State of Delaware, and the rights and obligations of any and all persons having or claiming to have had an interest under the Plan or under any agreements evidencing Options shall be governed by and construed exclusively and solely in accordance with the laws of the State of Delaware without regard to conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Alabama with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

10.11.      Construction and Headings. The use of the masculine gender shall also include within its meaning the feminine, and the singular may include the plural and the plural may include the singular, unless the context clearly indicates to the contrary. The headings of the Articles and Sections of the Plan are for convenience of reading only and are not meant to be of substantive significance and shall not add or detract from the meaning of such Article or Section.

END OF APPENDIX A

APPENDIX B.

HIBBETT SPORTING GOODS, INC.

2005 DIRECTOR DEFERRED COMPENSATION PLAN

1.	Plan Administration and Eligibility.

1.1.       Purpose . The purpose of the Hibbett Sporting Goods, Inc. (the “Company”) 2005 Director Deferred Compensation Plan (the “Plan”) is to advance the interests of the Company and its shareholders by attracting and retaining the highest quality of experienced persons as Directors and to further align the interests of the Directors with the interests of the Company’s shareholders.

1.2.        Eligibility. Each member of the Board of Directors (an “Eligible Director”) of the Company is eligible to participate in the Plan.

1.3.        Administration. The Plan shall be administered, construed and interpreted by the Board of Directors of the Company. Pursuant to such authorization, the Board of Directors shall have the responsibility for carrying out the terms of the Plan, including but not limited to the determination of the amount and form of payment of the annual retainer and any additional fees payable by the Company to an Eligible Director for his or her services as a director (the “Fees,” which shall not include reimbursements or other payments not for services rendered). To the extent permitted under the securities laws applicable to compensation plans including, without limitation, the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or under the Internal Revenue Code of 1986, as amended (the “Code”), a committee of the Board of Directors, or a subcommittee of any committee, may exercise the discretion granted to the Board under the Plan, provided that the composition of such committee or subcommittee shall satisfy the requirements of Rule 16b-3 under the Exchange Act, or any successor rule or regulation. The Board of Directors may also designate a plan administrator to manage the record keeping and other routine administrative duties under the Plan.

2.	Stock Subject to the Plan.

2.1.        Number of Shares. The maximum number of shares of the Company’s $0.01 par value Common Stock (“Common Stock” or “Shares”) which may be issued pursuant to this Plan shall be seventy-five thousand (75,000) Shares, subject to adjustment as provided in Section 5.4. Such amount does not include Shares issuable upon exercise of stock options which may be granted pursuant to Section 4, which are subject to the limits contained in the respective plans under which such options are granted.

2.2.       Share Issuance . To satisfy the requirements of Section 3, the Company may issue new Shares or reissue Shares previously repurchased by or on behalf of the Company.

2.3.        General Restrictions. Delivery of Shares under Section 3 of the Plan shall be subject to the following:

(a)         Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b)         To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be affected on a non-certificated basis, to the extent no prohibited by applicable law or the applicable rules of any stock exchange.

2.4.        Tax Withholding. The Board may condition the delivery of any Shares or other benefits under the Plan on satisfaction of any applicable withholding obligations. The Board, in its discretion, and subject to such requirements as the Board may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the participating Eligible Director (“Participant”), through the surrender of Shares which the Participant already owns, or through the surrender of Shares to which the Participant is otherwise entitled under the Plan.

3.	Deferred Compensation.

3.1.	Deferral of Fees.

(a)         Any Eligible Director may elect to defer in either cash or Shares all or a portion of the Fees for any calendar year by delivering a deferral election (the “Deferral Election”) to the Company not later than (i) December 31 of the year immediately preceding the year to which the Deferral Election related, or (ii) with respect to an Eligible Director’s first year or partial year of service as a director, thirty days following the date on which such director first became a director. The Deferral Election shall specify the amount or portion of the Fees to be deferred; whether and to what extent such Fees are to be deferred in cash or in Shares; the manner of payment with respect to such deferred amounts; and the date on which the deferred amounts shall be paid and whether paid in lump sum or in which installment payment shall commence. An election to defer Fees shall remain in force for such calendar year thereafter until changed or revoked by the director by written notice to the Company not later than December 31 immediately preceding the year to which such change or revocation relates. A Deferral Election to delay the timing or change the form of payment cannot take effect for at least twelve (12) months and shall be made at least twelve (12) months prior to the first scheduled payment. A Deferral Election may not be changed or revoked after the beginning of the year to which it relates.

(b)         For the year in which the Plan is first implemented, any Eligible Director may make an election to defer Fees for services to be performed subsequent to such election within 30 days after the effective date set forth in Section 5.1.

3.2.       Accounts; Interest and Dividend Credits. On the first day of each calendar quarter (the “Credit Date”), an Eligible Director who elects to defer his or her Fees shall receive a credit to his or her deferred compensation accounts (the “Deferred Compensation Accounts”) under the Plan as hereinafter provided. Any portion of a Participant’s Fees which are deferred in cash shall be credited to the Participant’s Cash Deferral Account. The amount of the credit shall equal the amount of Fees deferred in cash by the Participant during the immediately preceding calendar quarter. Any portion of a Participant’s Fees which are deferred in Shares shall be credited to the Participant’s Deferred Stock Account. The amount of the credit to such Deferred Stock Account shall be the number of Shares (rounded to the nearest one hundredth of a Share) determined by dividing the amount of the Participant’s Fees deferred in Shares during the immediately preceding quarter by the closing price of a Share as reported on the principal stock exchange where the Common Stock is listed on the trading date immediately preceding the Credit Date.

On the first day of each calendar quarter, an amount shall be credited to each Participant’s Cash Deferral Account equal to the Interest Rate (as hereinafter defined) on the balance credited to the Cash Deferral Account during the immediately preceding calendar quarter. Interest shall accrue on the balance of each Participant’s Cash Deferral Account commencing with the date the first payment is credited thereto and ending with the final payment therefrom. For this purpose, “Interest Rate” shall mean, with respect to any calendar quarter, 30-year Treasury Bond Rate than in effect.

Each time any dividend is paid on the Stock, a Participant who has a positive balance in his or her Deferred Stock Account shall receive a credit to such Account. The amount of the dividend credit shall be the number of Shares (rounded to the nearest one-hundredth of a Share) determined by multiplying the dividend amount per Share by the number of Shares credited to the Participant’s Deferred Stock Account as of the record date for the dividend and dividing the product by the closing price per Share reported on the principal stock exchange where the Common Stock is listed on the dividend payment date.

3.3.       Payment . The balance of an Eligible Director’s Deferred Compensation Accounts shall be paid to the director (or, in the event of death, to his or her designated beneficiary or estate) according to his or her Deferral Election, provided, however, notwithstanding the Deferral Election distributions shall commence as soon as practicable following the date on which the director ceases to serve as a director of the Company. If an eligible Director’s Cash Deferral Account is paid in installments, the amount of each installment shall be (1) the balance of the Cash Deferral Account on the Distribution Date divided by the number of installments plus (2) interest credits. A cash payment will be made with the final installment for any fraction of a share of Common Stock credited to the Eligible Director’s Deferred Stock Account. Upon the death of an Eligible Director, the Company may elect to pay any remaining benefits in a single lump sum.

3.4.        Designation of Beneficiary. Each Eligible Director may designate in writing a beneficiary to receive such portion, if any, of the director’s Deferred Compensation Accounts as remains unpaid at the director’s death. In the absence of a valid beneficiary designation, that portion, if any, of an Account remaining unpaid at the director’s death shall be paid to his or her estate.

3.5.       Nature of Promise . The Company shall not be required to segregate or earmark any funds or Shares in respect of its obligations under Section 3 of the Plan. No Eligible Director nor any other person shall have any rights to any assets of the Company by reason of amounts deferred or benefits accrued under this Plan, other than as a general unsecured creditor of the Company. The Plan constitutes a mere promise by the Company to make payments in the future and is unfunded for purposed of Title I of ERISA and for tax purposes. The Company shall make available as and when required a sufficient number of Shares of Common Stock to meet the requirements arising under the Plan.

3.6.        No Assignment. Rights to benefits under this Section 3 of the Plan may not be assigned, sold, transferred, encumbered, pledged or otherwise alienated, attached, garnished, or anticipated, other than in accordance with the beneficiary designation provisions of Sections 3.4 above.

4.	Stock Options.

4.1.        Election to Receive Options. An Eligible Director may elect that any portion of his or her Fees not deferred under Section 3 above shall be paid in the form of options to purchase the Company’s Common Stock (“Options”).

4.2.        Time and Method of Election, Change or Revocation. An election pursuant to Section 4.1 or any decision to change or revoke such election shall be governed by the same timing and other requirements set forth in Section 3 with respect to deferral of Fees.

4.3.        Option Terms. Options shall be “non-qualified” stock options subject to the terms and conditions of: (i) the Company’s primary stock option plan for employees of the Company or a subsidiary Plan, for Eligible Directors who are such employees, and (ii) the Company’s primary stock option plan for non-employee directors, for all other Eligible Directors, to the same extent as if originally issued under such plans. All of the provisions of the respective plan (e.g. terms, conditions, plan administration and otherwise) shall govern such Options, except that the issuance of Shares shall be debited from the amount authorized under this Plan in Section 2.1 hereof rather than the respective plan. Options shall be issued as of the Credit Date and reflect an exercise price and other terms established according to the provisions of such plans. The Options shall be fully vested when issued and the term of such Options shall be ten (10) years.

4.4.        Determination of Option Amount. The number of Options issued to an Eligible Director under this Section 4 as of any Credit Date shall equal (i) the dollar amount of portion of his or her Fee which is to be paid in Options on such Credit Date divided by (ii) thirty-three percent (33%) of the closing price of a Share as reported on the principal stock exchange where the Common Stock is listed on the trading date immediately preceding the Credit Date.

5.	General Provisions.

5.1.        Effective Date of This Plan. This Plan shall be effective July 1, 2005, subject to approval by the shareholders of the Company.

5.2.        Duration of This Plan. This Plan shall remain in effect, unless earlier terminated or superceded, until June 30, 2015.

5.3.        Amendment of This Plan. The Board of Directors may suspend or discontinue this Plan or revise or amend it in any respect, provided, however, that, without approval of the Company’s shareholders, no revision or amendment shall (i) change the total number of Shares subject to this Plan (except as provided in Section 5.4), (ii) change the designation of the class of directors eligible to participate in the Plan, or (iii) materially increase the benefits accruing to participants under or the cost of this Plan to the Company. Moreover, in no even may Plan provisions be amended more than once every 6 months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder.

5.4.        Changes in Shares. In the event of a stock dividend, stock split or combination of Shares, recapitalization or other change in the Company’s capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of Shares that may be delivered under the Plan and to any Participant. In any event referred to in this Section 5.4, the Board will also make any appropriate adjustments to any Eligible Director’s Deferred Stock Account. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan. Notwithstanding this Section 5.4, changes to Options shall be governed by the terms of the appropriate plan.

5.5.        Change of Control. Upon a Change of Control (as defined below), any outstanding balance in an Eligible Director’s Cash Deferral Account shall be paid in a lump sum and any outstanding balance in an Eligible Director’s Deferred Stock Account shall be distributed in Shares of Common Stock at the time of the consummation of such Transaction. In the alternative, the Board may arrange, in lieu of the action described in above, to have an acquiring or surviving corporation or entity in the Transaction, or an affiliate thereof, assume the Deferred Compensation Accounts, making such adjustments to the treatment of Deferred Compensation Accounts as it deems appropriate. For purposes of the Plan, the term “Change of Control” shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction. Notwithstanding this Section 5.5, the effect of a Change in Control upon Options issued under Section 4 shall be governed by the terms of the appropriate plan.

5.6.	Limitation of Rights.

(a)          No Right to Continue as a Director. Neither this Plan, nor the granting of an Option under this Plan, nor any other action taken pursuant to this Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

(b)         No Shareholders’ Rights. Except as specifically provided by the Plan, a participant in the Plan shall have no rights as a shareholder with respect to the Deferred Stock Account until the date of the issuance to him or her of a stock certificate therefore.

5.7.       Notice . Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the secretary of the Company and shall become effective when it is received.

5.8.       Shareholder Approval and Registration Statement. This Plan shall be approved by the Board of Directors and submitted to the Company’s shareholders for approval. Any options granted under this Plan prior to effectiveness of a registration statement filed with the Securities and Exchange Commission covering the Shares to be issued hereunder shall not be exercisable until, and are expressly conditional upon, the effectiveness of a registration statement covering the Shares.

5.9.        Governing Law. This Plan and all determinations made and actions taken pursuant hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

5.10.     Severability . If any term or provision of this Plan or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of the Plan, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof shall be valid and be enforced to the fullest extent permitted by applicable law.

END OF APPENDIX B

APPENDIX C

HIBBETT SPORTING GOODS, INC.

2005 EQUITY INCENTIVE PLAN

Section 1.1. PURPOSE. The Hibbett Sporting Goods, Inc. 2005 Equity Incentive Plan (the "Plan") has been established by Hibbett Sporting Goods, Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

Section 1.2. PARTICIPATION. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Recipients (including transferees of Eligible Recipients to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan.

Section 1.3. OPERATION, ADMINISTRATION, AND DEFINITIONS. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of ARTICLE 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

ARTICLE 2

OPTIONS AND SARS

Section 2.1. DEFINITIONS.

(a)        The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under this ARTICLE 2 may be either an incentive stock option (an "ISO") or a nonqualified option ("NQO"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. A "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

(b)        A stock appreciation right ("SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with Section 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee. The Committee may limit the amount that can be received when a SAR is exercised.

Section 2.2. EXERCISE PRICE. The "Exercise Price" of each Option and SAR granted under this ARTICLE 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock). Repricing of Options and SAR Awards granted under this ARTICLE 2 after the date of grant shall not be permitted.

Section 2.3. EXERCISE. An Option and SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

Section 2.4. PAYMENT OF OPTION EXERCISE PRICE. The payment of the Exercise Price of an Option granted under this ARTICLE 2 shall be subject to the following:

(a)        Subject to the following provisions of this Section 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b)        The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, already-owned shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(c)        The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

Section 2.5. SETTLEMENT OF AWARD. Settlement of Options and SARs is subject to Section 4.7.

ARTICLE 3

OTHER STOCK AWARDS

Section 3.1. DEFINITIONS.

(a)        A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

(b)        A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

(c)        A "Performance Unit" Award is a grant of a right to receive a designated dollar value amount of Stock which is contingent on the achievement of performance or other objectives during a specified period.

(d)        A "Restricted Stock" Award is a grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

Section 3.2. RESTRICTIONS ON AWARDS. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, and Performance Unit Award shall be subject to the following:

(a)        Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

(b)        The Committee may designate whether any such Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Code section 162(m). The performance measures that may be used by the Committee for such Awards shall be based on the attainment of any performance goals, as selected by the Committee, that are related to (i) sales increases (including comparable store sales), (ii) profits and earnings (including operating income and EBITDA), (iii) cash flow, (iv) shareholder value or (v) financial condition or liquidity. Such goals may be stated in absolute terms, relative to comparison companies or indices, as increases over past time periods, as ratios (such as earnings per share), or as returns on any of the foregoing measures over a period of time. For Awards under this ARTICLE 3 intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m).

ARTICLE 4

OPERATION AND ADMINISTRATION

Section 4.1. EFFECTIVE DATE. Subject to the approval of the shareholders of the Company at the Company's 2005 annual meeting of its shareholders, the Plan shall be effective as of July 1, 2005 (the "Effective Date"). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into prior to such ten-year anniversary).

Section 4.2. SHARES SUBJECT TO PLAN. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

(a)        The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

(b)        Subject to the following provisions of this Section 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) five hundred thousand (500,000) shares of Stock; and (ii) any shares of Stock available for future awards under any prior stock option or incentive plan of the Company (the "Prior Plans") as of the Effective Date; and (iii) any shares of Stock that are represented by awards granted under any Prior Plans which are forfeited, expire or are canceled without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company.

(c)        To the extent provided by the Committee, any Award may be settled in cash rather than Stock. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(d)        If the exercise price of any stock option granted under the Plan or any Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(e)        Subject to paragraph 4.2(f), the following additional maximums are imposed under the Plan.

(i)          The maximum number of shares of Stock that may be issued by Options intended to be ISOs shall be one million (1,000,000) shares.

(ii)         The maximum number of shares that may be covered by Awards granted to any one individual pursuant to ARTICLE 2 (relating to Options and SARs) shall be one hundred thousand (100,000) shares during any one calendar year period. If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this paragraph (ii).

(iii)        The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to ARTICLE 3 (relating to Other Stock Awards) shall be one million (1,000,000) shares.

(iv)         For Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than thirty thousand (30,000) shares of Stock may be subject to such Awards granted to any one individual during any one calendar year period. If, after shares have been earned, the delivery is deferred, any additional shares attributable to dividends during the deferral period shall be disregarded.

(v)         For Performance Unit Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than six hundred thousand dollars ($600,000) may be subject to such Awards granted to any one individual during any one calendar year period. If, after amounts have been earned with respect to Performance Unit Awards, the delivery of such amounts is deferred, any additional amounts attributable to earnings during the deferral period shall be disregarded.

(f)         In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split up, spin off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

Section 4.3. GENERAL RESTRICTIONS. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)        Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b)        To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

Section 4.4. TAX WITHHOLDING. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

Section 4.5. GRANT AND USE OF AWARDS. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

Section 4.6. DIVIDENDS AND DIVIDEND EQUIVALENTS. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

Section 4.7. SETTLEMENT OF AWARDS. The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. In lieu of issuing a fraction of a share upon any exercise of an Award, resulting from an adjustment of the Award pursuant to paragraph 4.2(f) of the Plan or otherwise, the Company will be entitled to pay to the Participant an amount equal to the fair market value of such fractional share. Satisfaction of any obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

Section 4.8. TRANSFERABILITY. Except as otherwise permitted by the Committee,

(a)        Awards under the Plan are not transferable except as designated by the Participant by will, by the laws of descent and distribution or by a beneficiary form filed with the Company.

(b)        Awards may be exercised or claimed on behalf of a deceased Participant or other person entitled to benefits under the Plan by the beneficiary of such Participant or other person if the Company has a valid designation of such beneficiary on file, or otherwise by the personal legal representative of such Participant or other person.

Section 4.9. FORM AND TIME OF ELECTIONS. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 4.10. AGREEMENT WITH COMPANY. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

Section 4.11. ACTION BY COMPANY OR SUBSIDIARY. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

Section 4.12. GENDER AND NUMBER. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

Section 4.13. LIMITATION OF IMPLIED RIGHTS.

(a)        Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)        The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 4.14. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 4.15. LIMITATIONS ON DEFERRED COMPENSATION. Notwithstanding anything in this Plan to the contrary, the Committee shall not permit Participant deferrals or elections (under Section 4.7 or 4.9 of this Plan or otherwise) unless: (a) such deferrals or elections do not cause this Plan to become a “nonqualified deferred compensation plan” as defined in Section 409A of the Code, or (b) such elections or deferrals are made pursuant and subject to a “nonqualified deferred compensation plan” of the Company that is duly designated by the Committee and that is structured to avoid constructive receipt under Section 409A of the Code.

ARTICLE 5

CHANGE OF CONTROL

Subject to the provisions of paragraph 4.2(f) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change of Control the following provisions shall apply:

Section 5.1. ACCELERATION OF VESTING. If a Change of Control of the Company shall occur, then with respect to outstanding Awards not already vested and/or exercisable, the Committee, in its sole discretion, may determine that:

(a)        All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

(b)        All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

(c)        All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.

If the Committee determines to accelerate any such outstanding Awards, then such Awards shall remain vested and/or exercisable during the remaining term thereof, regardless of whether the employment or other status of the Participants with respect to which Awards have been granted shall continue with the Company or any Subsidiary.

Section 5.2. CASH PAYMENT. Without limiting the generality of Section 4.7, if a Change of Control of the Company shall occur, then the Committee, in its sole discretion, and without the consent of any Participant affected thereby, may determine that some or all Participants holding outstanding Awards shall receive cash settlements in exchange for redemption of all or a part of such Awards.

Section 5.3. LIMITATION ON CHANGE OF CONTROL PAYMENTS. Notwithstanding anything in Section 5.1 or 5.2 above to the contrary, if, with respect to a Participant, the acceleration of the exercisability and/or vesting of an Award as provided in Section 5.1 or the payment of cash in exchange for all or part of an Award as provided in Section 5.2 above (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the acceleration of exercisability and/or vesting and the payments to such Participant pursuant to Sections 5.1 and 5.2 above shall be reduced to the extent or amount as, in the sole judgment of the Committee, will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE 6

COMMITTEE

Section 6.1. ADMINISTRATION. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this ARTICLE 6. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are not employees of the Company or any Subsidiary. Unless otherwise determined by the Board, the Compensation Committee of the Board shall serve as the Committee for purposes of the Plan. If at any time the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

Section 6.2. POWERS OF COMMITTEE. The Committee's administration of the Plan shall be subject to the following:

(a)        Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Recipients those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by ARTICLE 7) to cancel or suspend Awards.

(b)        To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(c)        The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)        In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

Section 6.3. DELEGATION BY COMMITTEE. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

Section 6.4. INFORMATION TO BE FURNISHED TO COMMITTEE. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

ARTICLE 7

AMENDMENT AND TERMINATION

The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to paragraph 4.2(f) shall not be subject to the foregoing limitations of this ARTICLE 7. Amendments to this Plan shall be subject to shareholder approval to the extent such approval is required by applicable law or applicable requirements of any securities exchange or similar entity.

ARTICLE 8

DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

(a)        Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Unit Awards, and Performance Share Awards.

(b)        Award Agreement. The term "Award Agreement" has the meaning assigned in Section 4.10.

(c)        Board. The term "Board" shall mean the Board of Directors of the Company.

(d)        Change of Control. The term "Change of Control" shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction.

(e)        Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(f)        Committee. The term "Committee" has the meaning assigned in Section 6.1.

(g)        Company. The term "Company" has the meaning assigned in Section 1.1.

(h)        Effective Date. The term "Effective Date" has the meaning assigned in Section 4.1.

(i)         Eligible Recipient. The term "Eligible Recipient" shall mean any employee of the Company or a Subsidiary and any of those consultants and independent contractors of the Company or a Subsidiary who are natural persons. An Award may be granted to an employee, consultant or independent contractor in connection with hiring, retention or otherwise, prior to the date he or she first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date he or she first performs such services. An Award may also be granted to an employee, consultant or independent contractor in connection with the conclusion of such employee, consultant or independent contractor's performance of services and separation from the Company or its Subsidiaries. The effect of discontinuity in an Eligible Recipient's service with the Company or its Subsidiaries on any outstanding Award shall be at the discretion of the Committee.

(j)         Exercise Price. The term "Exercise Price" has the meaning assigned in Section 2.2.

(k)        Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, the following rules shall apply:

(i)          If the principal market for the Stock is a national securities exchange or the NASDAQ Stock Market, then the "Fair Market Value" as of that date shall be the closing sale price of the Stock on the principal exchange or market on which the Stock is then listed or admitted to trading on the trading day immediately preceding such date.

(ii)         If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the NASDAQ Stock Market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

(iii)        If the day is not a business day, and as a result, paragraphs (i) and (ii) next above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day. If paragraphs (i) and (ii) next above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

(l)         ISO. The term "ISO" has the meaning assigned in Section 2.1(a).

(m)         NQO. The term "NQO" has the meaning assigned in Section 2.1(a).

(n)         Option. The term "Option" has the meaning assigned in Section 2.1(a).

(o)         Participant. The term "Participant" has the meaning assigned in Section 1.2.

(p)        Performance Unit. The term "Performance Unit" has the meaning assigned in Section 3.1(c).

(q)        Performance Share. The term "Performance Share" has the meaning assigned in Section 3.1(b).

(r)         Plan. The term "Plan" has the meaning assigned in Section 1.1.

(s)         Prior Plan. The term "Prior Plan" has the meaning assigned in Section 4.2(b).

(t)         Restricted Stock. The term "Restricted Stock" has the meaning assigned in Section 3.1(d).

(u)        Restricted Stock Unit. The term "Restricted Stock Unit" has the meaning assigned in Section 3.1(d).

(v)         SAR. The term "SAR" has the meaning assigned in Section 2.1(b).

(w)       Subsidiaries. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

(x)         Stock. The term "Stock" shall mean shares of common stock of the Company.

(y)         Stock Unit. The term "Stock Unit" has the meaning assigned in Section 3.1(a).

END OF APPENDIX C

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